EXHIBIT 99

                           STRUCTURAL TERM SHEETS


GSR 0210 A2C yield table

                                   Curve Shift

Security             Price No Calc          +200     +100     +50      0        -50     -100     -200
------------------------------------------------------------------------------------------------------------
GSR 2002-10 A2C      100-24   0.0 CPR        15       20       30      50        60      65      70
SD 10/29/02          Yield                   4.35     4.33     4.26    4.07      3.92    3.84    3.73
                     Lib Intrp Sprd          82       93       117     158       166     167     165
                     Avg Life                4.61     4.23     3.42    2.12      1.64    1.45    1.27


Run this analysis with your own scenarios on the GS Financial Workbench:
https://www.gs.com/fi/mortgages/calculators/mtgweb.cgi/st?k=178g9g03T_
----------------------------------------------------------------------

GS Users can use the internal site:
http://mtgweb2.fi.gs.com:8100/st?k=178g9g03T
--------------------------------------------


Market Levels      Pricing Date     1mo     3mo      6mo      1yr      2yr      5yr     10yr     30yr
-------------      ------------     ---     ---      ---      ---      ---      ---     ----     -----

US Treasury       10/16/02          1.680   1.690    1.790    2.015    2.999    3.998   4.962

                  R/T (4:22 PM)     1.665   1.697    1.770    2.121    3.198    4.184   5.116

LIBOR/Swap        10/16/02          1.815   1.802    1.792    1.948    2.437    3.662   4.642    5.416



Note: All calculations except R/T Tsy Int Sprd are based on 10/16/02 close market levels.


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales
Department and is not the product of the Fixed Income Research Department.
This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.


---------------------------------------------------------------------------------------------
   AvgLife         PmtWin          1mo CPR
---------------------------------------------------------------------------------------------
    4.61         01/06-08/07          15
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Payment Date  Remaining Balance     Factor       Interest     Principal      Total Cash
---------------------------------------------------------------------------------------------
  11/25/02          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  12/25/02          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   1/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   2/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   3/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   4/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   5/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   6/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   7/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   8/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   9/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  10/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  11/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  12/25/03          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   1/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   2/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   3/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   4/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   5/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   6/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   7/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   8/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   9/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  10/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  11/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  12/25/04          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   1/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   2/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   3/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   4/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   5/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   6/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   7/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   8/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   9/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  10/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  11/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
  12/25/05          363,026,000      1.00         1,380,104              0      1,380,104
---------------------------------------------------------------------------------------------
   1/25/06          359,670,963      0.99         1,380,104      3,355,037      4,735,141
---------------------------------------------------------------------------------------------
   2/25/06          354,145,002      0.98         1,367,349      5,525,961      6,893,310
---------------------------------------------------------------------------------------------
   3/25/06          348,697,922      0.96         1,346,341      5,447,080      6,793,422
---------------------------------------------------------------------------------------------
   4/25/06          343,328,626      0.95         1,325,633      5,369,296      6,694,929
---------------------------------------------------------------------------------------------
   5/25/06          338,036,033      0.93         1,305,221      5,292,593      6,597,814
---------------------------------------------------------------------------------------------
   6/25/06          332,819,078      0.92         1,285,100      5,216,955      6,502,056
---------------------------------------------------------------------------------------------
   7/25/06          327,676,709      0.90         1,265,267      5,142,369      6,407,637
---------------------------------------------------------------------------------------------
   8/25/06          322,607,889      0.89         1,245,718      5,068,820      6,314,538
---------------------------------------------------------------------------------------------
   9/25/06          317,611,595      0.87         1,226,448      4,996,294      6,222,741
---------------------------------------------------------------------------------------------
  10/25/06          312,686,819      0.86         1,207,453      4,924,776      6,132,229
---------------------------------------------------------------------------------------------
  11/25/06          307,832,567      0.85         1,188,731      4,854,252      6,042,983
---------------------------------------------------------------------------------------------
  12/25/06          303,047,857      0.83         1,170,277      4,784,710      5,954,987
---------------------------------------------------------------------------------------------
   1/25/07          298,331,723      0.82         1,152,087      4,716,135      5,868,222
---------------------------------------------------------------------------------------------
   2/25/07          293,683,209      0.81         1,134,158      4,648,514      5,782,672
---------------------------------------------------------------------------------------------
   3/25/07          289,342,675      0.80         1,116,486      4,340,534      5,457,019
---------------------------------------------------------------------------------------------
   4/25/07          285,063,999      0.79         1,099,984      4,278,677      5,378,661
---------------------------------------------------------------------------------------------
   5/25/07          280,846,316      0.77         1,083,718      4,217,682      5,301,401
---------------------------------------------------------------------------------------------
   6/25/07          276,688,777      0.76         1,067,684      4,157,539      5,225,224
---------------------------------------------------------------------------------------------
   7/25/07          272,590,541      0.75         1,051,879      4,098,236      5,150,114
---------------------------------------------------------------------------------------------
   8/25/07                    0      0.00         1,036,298    272,590,541    273,626,839
---------------------------------------------------------------------------------------------
                                                 76,499,883    363,026,000    439,525,883


---------------------------------------------------------------------------------------------
Copyright (c) 2002 by Goldman, Sachs & Co.

This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. We are not soliciting any action based upon this material. This material is for the general information of clients of Goldman Sachs. It does not take into account the particular investment objectives, financial situation or needs of individual clients. Before acting on any advice or recommendation in this material, a client should consider whether it is suitable for their particular circumstances and, if necessary, seek professional advice. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied or duplicated in any form by any means or (ii) redistributed without Goldman,
Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman
Sachs International, which is regulated by the Financial Services Authority, in connection with its distribution in the
United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Korea by Goldman Sachs (Asia) L.L.C., Seoul Branch, in Japan by Goldman
Sachs (Japan) Ltd., in Australia by Goldman Sachs Australia Pty Limited (ACN 092 589 770), and in Singapore through
Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of the Financial Services Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Goldman
Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133
Fleet Street, persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 2 Queen's Road Central, and persons in
Australia should contact Goldman Sachs Australia Pty Limited. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


----------------------------------------------------------------------------------------------
   AvgLife         PmtWin          1mo CPR
----------------------------------------------------------------------------------------------
    4.23         03/05-08/07          20
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Payment Date  Remaining Balance     Factor       Interest     Principal      Total Cash
----------------------------------------------------------------------------------------------
  11/25/02          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  12/25/02          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   1/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   2/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   3/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   4/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   5/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   6/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   7/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   8/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   9/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  10/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  11/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  12/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   1/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   2/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   3/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   4/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   5/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   6/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   7/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   8/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   9/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  10/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  11/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  12/25/04          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   1/25/05          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   2/25/05          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   3/25/05          359,828,246      0.99         1,380,104      3,197,754      4,577,857
----------------------------------------------------------------------------------------------
   4/25/05          352,443,380      0.97         1,367,947      7,384,867      8,752,814
----------------------------------------------------------------------------------------------
   5/25/05          345,201,134      0.95         1,339,872      7,242,245      8,582,118
----------------------------------------------------------------------------------------------
   6/25/05          338,098,801      0.93         1,312,340      7,102,333      8,414,673
----------------------------------------------------------------------------------------------
   7/25/05          331,133,721      0.91         1,285,339      6,965,080      8,250,419
----------------------------------------------------------------------------------------------
   8/25/05          324,303,287      0.89         1,258,860      6,830,435      8,089,295
----------------------------------------------------------------------------------------------
   9/25/05          317,604,938      0.87         1,232,893      6,698,348      7,931,241
----------------------------------------------------------------------------------------------
  10/25/05          311,036,166      0.86         1,207,428      6,568,773      7,776,201
----------------------------------------------------------------------------------------------
  11/25/05          304,594,505      0.84         1,182,456      6,441,661      7,624,117
----------------------------------------------------------------------------------------------
  12/25/05          298,277,539      0.82         1,157,967      6,316,966      7,474,933
----------------------------------------------------------------------------------------------
   1/25/06          292,419,428      0.81         1,133,952      5,858,111      6,992,063
----------------------------------------------------------------------------------------------
   2/25/06          286,674,283      0.79         1,111,681      5,745,145      6,856,826
----------------------------------------------------------------------------------------------
   3/25/06          281,039,953      0.77         1,089,840      5,634,330      6,724,170
----------------------------------------------------------------------------------------------
   4/25/06          275,514,327      0.76         1,068,420      5,525,626      6,594,046
----------------------------------------------------------------------------------------------
   5/25/06          270,095,334      0.74         1,047,414      5,418,993      6,466,406
----------------------------------------------------------------------------------------------
   6/25/06          264,780,943      0.73         1,026,812      5,314,391      6,341,204
----------------------------------------------------------------------------------------------
   7/25/06          259,569,160      0.72         1,006,609      5,211,783      6,218,392
----------------------------------------------------------------------------------------------
   8/25/06          254,458,030      0.70           986,795      5,111,130      6,097,926
----------------------------------------------------------------------------------------------
   9/25/06          249,445,634      0.69           967,365      5,012,396      5,979,761
----------------------------------------------------------------------------------------------
  10/25/06          244,530,089      0.67           948,309      4,915,545      5,863,854
----------------------------------------------------------------------------------------------
  11/25/06          239,709,549      0.66           929,622      4,820,540      5,750,162
----------------------------------------------------------------------------------------------
  12/25/06          234,982,201      0.65           911,296      4,727,348      5,638,643
----------------------------------------------------------------------------------------------
   1/25/07          230,346,269      0.63           893,324      4,635,933      5,529,257
----------------------------------------------------------------------------------------------
   2/25/07          225,800,006      0.62           875,700      4,546,262      5,421,962
----------------------------------------------------------------------------------------------
   3/25/07          221,341,703      0.61           858,416      4,458,303      5,316,719
----------------------------------------------------------------------------------------------
   4/25/07          216,969,680      0.60           841,467      4,372,023      5,213,490
----------------------------------------------------------------------------------------------
   5/25/07          212,682,291      0.59           824,846      4,287,389      5,112,236
----------------------------------------------------------------------------------------------
   6/25/07          208,477,919      0.57           808,547      4,204,372      5,012,919
----------------------------------------------------------------------------------------------
   7/25/07          204,354,979      0.56           792,564      4,122,940      4,915,504
----------------------------------------------------------------------------------------------
   8/25/07                    0      0.00           776,890    204,354,979    205,131,868
----------------------------------------------------------------------------------------------
                                                 70,267,982    363,026,000    433,293,982
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Copyright (c) 2002 by Goldman, Sachs & Co.

This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. We are not soliciting any action based upon this material. This material is for the general information of clients of Goldman Sachs. It does not take into account the particular investment objectives, financial situation or needs of individual clients. Before acting on any advice or recommendation in this material, a client should consider whether it is suitable for their particular circumstances and, if necessary, seek professional advice. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied or duplicated in any form by any means or (ii) redistributed without Goldman,
Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman
Sachs International, which is regulated by the Financial Services Authority, in connection with its distribution in the
United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Korea by Goldman Sachs (Asia) L.L.C., Seoul Branch, in Japan by Goldman
Sachs (Japan) Ltd., in Australia by Goldman Sachs Australia Pty Limited (ACN 092 589 770), and in Singapore through
Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of the Financial Services Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Goldman
Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133
Fleet Street, persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 2 Queen's Road Central, and persons in
Australia should contact Goldman Sachs Australia Pty Limited. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


------------------------------------------------------------------------------------------
   AvgLife         PmtWin          1mo CPR
------------------------------------------------------------------------------------------
    3.42         05/04-08/07          30
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Payment Date  Remaining Balance     Factor       Interest     Principal      Total Cash
------------------------------------------------------------------------------------------
  11/25/02          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
  12/25/02          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   1/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   2/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   3/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   4/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   5/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   6/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   7/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   8/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   9/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
  10/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
  11/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
  12/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   1/25/04          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   2/25/04          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   3/25/04          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   4/25/04          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   5/25/04          354,330,477      0.98         1,380,104      8,695,523     10,075,627
------------------------------------------------------------------------------------------
   6/25/04          343,024,784      0.94         1,347,046     11,305,693     12,652,739
------------------------------------------------------------------------------------------
   7/25/04          332,060,860      0.91         1,304,066     10,963,924     12,267,990
------------------------------------------------------------------------------------------
   8/25/04          321,428,452      0.89         1,262,385     10,632,408     11,894,793
------------------------------------------------------------------------------------------
   9/25/04          311,117,613      0.86         1,221,964     10,310,839     11,532,803
------------------------------------------------------------------------------------------
  10/25/04          301,118,694      0.83         1,182,765      9,998,919     11,181,685
------------------------------------------------------------------------------------------
  11/25/04          291,694,315      0.80         1,144,753      9,424,379     10,569,132
------------------------------------------------------------------------------------------
  12/25/04          282,558,811      0.78         1,108,925      9,135,504     10,244,429
------------------------------------------------------------------------------------------
   1/25/05          273,703,440      0.75         1,074,194      8,855,371      9,929,565
------------------------------------------------------------------------------------------
   2/25/05          265,119,723      0.73         1,040,529      8,583,717      9,624,246
------------------------------------------------------------------------------------------
   3/25/05          256,799,435      0.71         1,007,897      8,320,288      9,328,185
------------------------------------------------------------------------------------------
   4/25/05          248,734,599      0.69           976,266      8,064,837      9,041,103
------------------------------------------------------------------------------------------
   5/25/05          240,917,475      0.66           945,606      7,817,124      8,762,730
------------------------------------------------------------------------------------------
   6/25/05          233,340,558      0.64           915,888      7,576,917      8,492,805
------------------------------------------------------------------------------------------
   7/25/05          225,996,567      0.62           887,083      7,343,991      8,231,074
------------------------------------------------------------------------------------------
   8/25/05          218,878,441      0.60           859,164      7,118,126      7,977,289
------------------------------------------------------------------------------------------
   9/25/05          211,979,331      0.58           832,103      6,899,110      7,731,213
------------------------------------------------------------------------------------------
  10/25/05          205,292,593      0.57           805,875      6,686,738      7,492,613
------------------------------------------------------------------------------------------
  11/25/05          199,036,417      0.55           780,454      6,256,176      7,036,630
------------------------------------------------------------------------------------------
  12/25/05          192,969,509      0.53           756,670      6,066,907      6,823,577
------------------------------------------------------------------------------------------
   1/25/06          187,086,178      0.52           733,606      5,883,331      6,616,937
------------------------------------------------------------------------------------------
   2/25/06          181,380,900      0.50           711,239      5,705,278      6,416,517
------------------------------------------------------------------------------------------
   3/25/06          175,848,318      0.48           689,550      5,532,582      6,222,131
------------------------------------------------------------------------------------------
   4/25/06          170,483,236      0.47           668,517      5,365,082      6,033,599
------------------------------------------------------------------------------------------
   5/25/06          165,280,612      0.46           648,120      5,202,624      5,850,744
------------------------------------------------------------------------------------------
   6/25/06          160,235,556      0.44           628,342      5,045,056      5,673,397
------------------------------------------------------------------------------------------
   7/25/06          155,343,326      0.43           609,162      4,892,231      5,501,393
------------------------------------------------------------------------------------------
   8/25/06          150,599,318      0.41           590,564      4,744,008      5,334,571
------------------------------------------------------------------------------------------
   9/25/06          145,999,070      0.40           572,528      4,600,248      5,172,777
------------------------------------------------------------------------------------------
  10/25/06          141,538,251      0.39           555,040      4,460,818      5,015,858
------------------------------------------------------------------------------------------
  11/25/06          137,212,663      0.38           538,081      4,325,589      4,863,670
------------------------------------------------------------------------------------------
  12/25/06          133,018,230      0.37           521,637      4,194,433      4,716,070
------------------------------------------------------------------------------------------
   1/25/07          128,951,000      0.36           505,691      4,067,230      4,572,921
------------------------------------------------------------------------------------------
   2/25/07          125,007,140      0.34           490,229      3,943,860      4,434,088
------------------------------------------------------------------------------------------
   3/25/07          121,182,932      0.33           475,235      3,824,208      4,299,444
------------------------------------------------------------------------------------------
   4/25/07          117,474,768      0.32           460,697      3,708,164      4,168,861
------------------------------------------------------------------------------------------
   5/25/07          113,879,149      0.31           446,600      3,595,619      4,042,219
------------------------------------------------------------------------------------------
   6/25/07          110,392,682      0.30           432,931      3,486,467      3,919,398
------------------------------------------------------------------------------------------
   7/25/07          107,012,074      0.29           419,676      3,380,608      3,800,284
------------------------------------------------------------------------------------------
   8/25/07                    0      0.00           406,824    107,012,074    107,418,899
------------------------------------------------------------------------------------------
                                                 56,779,874    363,026,000    419,805,874
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Copyright (c) 2002 by Goldman, Sachs & Co.

This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. We are not soliciting any action based upon this material. This material is for the general information of clients of Goldman Sachs. It does not take into account the particular investment objectives, financial situation or needs of individual clients. Before acting on any advice or recommendation in this material, a client should consider whether it is suitable for their particular circumstances and, if necessary, seek professional advice. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied or duplicated in any form by any means or (ii) redistributed without Goldman,
Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman
Sachs International, which is regulated by the Financial Services Authority, in connection with its distribution in the
United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Korea by Goldman Sachs (Asia) L.L.C., Seoul Branch, in Japan by Goldman
Sachs (Japan) Ltd., in Australia by Goldman Sachs Australia Pty Limited (ACN 092 589 770), and in Singapore through
Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of the Financial Services Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Goldman
Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133
Fleet Street, persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 2 Queen's Road Central, and persons in
Australia should contact Goldman Sachs Australia Pty Limited. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

------------------------------------------------------------------------------------------
   AvgLife         PmtWin          1mo CPR
------------------------------------------------------------------------------------------
    2.12         08/03-08/07          50
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Payment Date  Remaining Balance     Factor       Interest     Principal      Total Cash
------------------------------------------------------------------------------------------
  11/25/02          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
  12/25/02          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   1/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   2/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   3/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   4/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   5/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   6/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   7/25/03          363,026,000      1.00         1,380,104              0      1,380,104
------------------------------------------------------------------------------------------
   8/25/03          352,967,621      0.97         1,380,104     10,058,379     11,438,483
------------------------------------------------------------------------------------------
   9/25/03          331,746,919      0.91         1,341,865     21,220,702     22,562,568
------------------------------------------------------------------------------------------
  10/25/03          311,737,619      0.86         1,261,191     20,009,300     21,270,491
------------------------------------------------------------------------------------------
  11/25/03          293,398,973      0.81         1,185,123     18,338,646     19,523,769
------------------------------------------------------------------------------------------
  12/25/03          276,121,756      0.76         1,115,405     17,277,217     18,392,622
------------------------------------------------------------------------------------------
   1/25/04          259,845,069      0.72         1,049,723     16,276,687     17,326,410
------------------------------------------------------------------------------------------
   2/25/04          244,511,489      0.67           987,844     15,333,580     16,321,424
------------------------------------------------------------------------------------------
   3/25/04          230,066,873      0.63           929,551     14,444,616     15,374,167
------------------------------------------------------------------------------------------
   4/25/04          216,460,168      0.60           874,638     13,606,704     14,481,342
------------------------------------------------------------------------------------------
   5/25/04          203,643,240      0.56           822,909     12,816,928     13,639,838
------------------------------------------------------------------------------------------
   6/25/04          191,570,703      0.53           774,184     12,072,537     12,846,721
------------------------------------------------------------------------------------------
   7/25/04          180,199,765      0.50           728,288     11,370,938     12,099,226
------------------------------------------------------------------------------------------
   8/25/04          169,490,080      0.47           685,059     10,709,685     11,394,745
------------------------------------------------------------------------------------------
   9/25/04          159,403,608      0.44           644,345     10,086,472     10,730,816
------------------------------------------------------------------------------------------
  10/25/04          149,904,486      0.41           605,999      9,499,123     10,105,122
------------------------------------------------------------------------------------------
  11/25/04          140,958,899      0.39           569,887      8,945,587      9,515,474
------------------------------------------------------------------------------------------
  12/25/04          132,534,969      0.37           535,879      8,423,930      8,959,809
------------------------------------------------------------------------------------------
   1/25/05          124,602,641      0.34           503,854      7,932,328      8,436,182
------------------------------------------------------------------------------------------
   2/25/05          117,133,580      0.32           473,698      7,469,061      7,942,759
------------------------------------------------------------------------------------------
   3/25/05          110,101,073      0.30           445,303      7,032,507      7,477,810
------------------------------------------------------------------------------------------
   4/25/05          103,479,937      0.29           418,568      6,621,136      7,039,703
------------------------------------------------------------------------------------------
   5/25/05           97,246,431      0.27           393,396      6,233,506      6,626,902
------------------------------------------------------------------------------------------
   6/25/05           91,378,175      0.25           369,699      5,868,257      6,237,955
------------------------------------------------------------------------------------------
   7/25/05           85,854,069      0.24           347,389      5,524,106      5,871,495
------------------------------------------------------------------------------------------
   8/25/05           80,654,224      0.22           326,389      5,199,844      5,526,233
------------------------------------------------------------------------------------------
   9/25/05           75,759,893      0.21           306,620      4,894,331      5,200,952
------------------------------------------------------------------------------------------
  10/25/05           71,153,401      0.20           288,014      4,606,492      4,894,506
------------------------------------------------------------------------------------------
  11/25/05           67,077,612      0.18           270,502      4,075,789      4,346,291
------------------------------------------------------------------------------------------
  12/25/05           63,234,837      0.17           255,007      3,842,775      4,097,781
------------------------------------------------------------------------------------------
   1/25/06           59,611,778      0.16           240,398      3,623,059      3,863,457
------------------------------------------------------------------------------------------
   2/25/06           56,195,895      0.15           226,624      3,415,883      3,642,508
------------------------------------------------------------------------------------------
   3/25/06           52,975,361      0.15           213,638      3,220,534      3,434,172
------------------------------------------------------------------------------------------
   4/25/06           49,939,023      0.14           201,395      3,036,337      3,237,732
------------------------------------------------------------------------------------------
   5/25/06           47,076,367      0.13           189,852      2,862,656      3,052,508
------------------------------------------------------------------------------------------
   6/25/06           44,377,475      0.12           178,969      2,698,892      2,877,861
------------------------------------------------------------------------------------------
   7/25/06           41,832,995      0.12           168,708      2,544,480      2,713,189
------------------------------------------------------------------------------------------
   8/25/06           39,434,108      0.11           159,035      2,398,886      2,557,921
------------------------------------------------------------------------------------------
   9/25/06           37,172,500      0.10           149,915      2,261,608      2,411,523
------------------------------------------------------------------------------------------
  10/25/06           35,040,329      0.10           141,317      2,132,171      2,273,489
------------------------------------------------------------------------------------------
  11/25/06           33,030,200      0.09           133,212      2,010,129      2,143,341
------------------------------------------------------------------------------------------
  12/25/06           31,135,141      0.09           125,570      1,895,059      2,020,629
------------------------------------------------------------------------------------------
   1/25/07           29,348,577      0.08           118,365      1,786,564      1,904,929
------------------------------------------------------------------------------------------
   2/25/07           27,664,309      0.08           111,574      1,684,269      1,795,842
------------------------------------------------------------------------------------------
   3/25/07           26,076,489      0.07           105,170      1,587,819      1,692,990
------------------------------------------------------------------------------------------
   4/25/07           24,579,606      0.07            99,134      1,496,883      1,596,017
------------------------------------------------------------------------------------------
   5/25/07           23,168,462      0.06            93,443      1,411,144      1,504,588
------------------------------------------------------------------------------------------
   6/25/07           21,838,155      0.06            88,079      1,330,307      1,418,386
------------------------------------------------------------------------------------------
   7/25/07           20,584,063      0.06            83,021      1,254,092      1,337,113
------------------------------------------------------------------------------------------
   8/25/07                    0      0.00            78,254     20,584,063     20,662,317
------------------------------------------------------------------------------------------
                                                 35,217,039    363,026,000    398,243,039
------------------------------------------------------------------------------------------
Copyright (c) 2002 by Goldman, Sachs & Co.

This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. We are not soliciting any action based upon this material. This material is for the general information of clients of Goldman Sachs. It does not take into account the particular investment objectives, financial situation or needs of individual clients. Before acting on any advice or recommendation in this material, a client should consider whether it is suitable for their particular circumstances and, if necessary, seek professional advice. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied or duplicated in any form by any means or (ii) redistributed without Goldman,
Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman
Sachs International, which is regulated by the Financial Services Authority, in connection with its distribution in the
United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Korea by Goldman Sachs (Asia) L.L.C., Seoul Branch, in Japan by Goldman
Sachs (Japan) Ltd., in Australia by Goldman Sachs Australia Pty Limited (ACN 092 589 770), and in Singapore through
Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of the Financial Services Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Goldman
Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133
Fleet Street, persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 2 Queen's Road Central, and persons in
Australia should contact Goldman Sachs Australia Pty Limited. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

----------------------------------------------------------------------------------------------
   AvgLife         PmtWin          1mo CPR
----------------------------------------------------------------------------------------------
    1.64         06/03-08/07          60
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Payment Date  Remaining Balance     Factor       Interest     Principal      Total Cash
----------------------------------------------------------------------------------------------
  11/25/02          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  12/25/02          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   1/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   2/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   3/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   4/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   5/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   6/25/03          341,525,339      0.94         1,380,104     21,500,661     22,880,765
----------------------------------------------------------------------------------------------
   7/25/03          314,698,378      0.87         1,298,366     26,826,961     28,125,326
----------------------------------------------------------------------------------------------
   8/25/03          289,869,263      0.80         1,196,378     24,829,115     26,025,494
----------------------------------------------------------------------------------------------
   9/25/03          267,582,823      0.74         1,101,986     22,286,440     23,388,427
----------------------------------------------------------------------------------------------
  10/25/03          246,981,264      0.68         1,017,261     20,601,559     21,618,820
----------------------------------------------------------------------------------------------
  11/25/03          227,938,309      0.63           938,940     19,042,955     19,981,895
----------------------------------------------------------------------------------------------
  12/25/03          210,337,101      0.58           866,545     17,601,208     18,467,754
----------------------------------------------------------------------------------------------
   1/25/04          194,069,501      0.53           799,632     16,267,600     17,067,231
----------------------------------------------------------------------------------------------
   2/25/04          179,035,441      0.49           737,788     15,034,060     15,771,847
----------------------------------------------------------------------------------------------
   3/25/04          165,142,323      0.45           680,633     13,893,118     14,573,751
----------------------------------------------------------------------------------------------
   4/25/04          152,304,461      0.42           627,816     12,837,862     13,465,678
----------------------------------------------------------------------------------------------
   5/25/04          140,442,571      0.39           579,011     11,861,890     12,440,901
----------------------------------------------------------------------------------------------
   6/25/04          129,483,288      0.36           533,916     10,959,282     11,493,198
----------------------------------------------------------------------------------------------
   7/25/04          119,358,733      0.33           492,252     10,124,555     10,616,808
----------------------------------------------------------------------------------------------
   8/25/04          110,006,097      0.30           453,762      9,352,636      9,806,398
----------------------------------------------------------------------------------------------
   9/25/04          101,367,267      0.28           418,207      8,638,829      9,057,036
----------------------------------------------------------------------------------------------
  10/25/04           93,388,479      0.26           385,365      7,978,789      8,364,153
----------------------------------------------------------------------------------------------
  11/25/04           86,019,986      0.24           355,032      7,368,492      7,723,524
----------------------------------------------------------------------------------------------
  12/25/04           79,215,768      0.22           327,019      6,804,218      7,131,238
----------------------------------------------------------------------------------------------
   1/25/05           72,933,247      0.20           301,152      6,282,521      6,583,673
----------------------------------------------------------------------------------------------
   2/25/05           67,133,033      0.18           277,268      5,800,214      6,077,482
----------------------------------------------------------------------------------------------
   3/25/05           61,778,688      0.17           255,217      5,354,345      5,609,562
----------------------------------------------------------------------------------------------
   4/25/05           56,836,504      0.16           234,862      4,942,185      5,177,047
----------------------------------------------------------------------------------------------
   5/25/05           52,275,297      0.14           216,073      4,561,206      4,777,280
----------------------------------------------------------------------------------------------
   6/25/05           48,066,225      0.13           198,733      4,209,072      4,407,805
----------------------------------------------------------------------------------------------
   7/25/05           44,182,608      0.12           182,732      3,883,618      4,066,349
----------------------------------------------------------------------------------------------
   8/25/05           40,599,766      0.11           167,968      3,582,841      3,750,809
----------------------------------------------------------------------------------------------
   9/25/05           37,294,876      0.10           154,347      3,304,891      3,459,237
----------------------------------------------------------------------------------------------
  10/25/05           34,246,825      0.09           141,783      3,048,051      3,189,833
----------------------------------------------------------------------------------------------
  11/25/05           31,690,304      0.09           130,195      2,556,521      2,686,716
----------------------------------------------------------------------------------------------
  12/25/05           29,324,417      0.08           120,476      2,365,887      2,486,363
----------------------------------------------------------------------------------------------
   1/25/06           27,134,963      0.07           111,482      2,189,454      2,300,936
----------------------------------------------------------------------------------------------
   2/25/06           25,108,797      0.07           103,158      2,026,166      2,129,324
----------------------------------------------------------------------------------------------
   3/25/06           23,233,755      0.06            95,455      1,875,042      1,970,497
----------------------------------------------------------------------------------------------
   4/25/06           21,498,576      0.06            88,327      1,735,179      1,823,506
----------------------------------------------------------------------------------------------
   5/25/06           19,892,838      0.05            81,730      1,605,738      1,687,468
----------------------------------------------------------------------------------------------
   6/25/06           18,406,896      0.05            75,626      1,485,942      1,561,568
----------------------------------------------------------------------------------------------
   7/25/06           17,031,822      0.05            69,977      1,375,075      1,445,052
----------------------------------------------------------------------------------------------
   8/25/06           15,759,351      0.04            64,749      1,272,470      1,337,220
----------------------------------------------------------------------------------------------
   9/25/06           14,581,837      0.04            59,912      1,177,514      1,237,426
----------------------------------------------------------------------------------------------
  10/25/06           13,492,201      0.04            55,435      1,089,636      1,145,071
----------------------------------------------------------------------------------------------
  11/25/06           12,483,892      0.03            51,293      1,008,309      1,059,602
----------------------------------------------------------------------------------------------
  12/25/06           11,550,846      0.03            47,460        933,046        980,505
----------------------------------------------------------------------------------------------
   1/25/07           10,687,452      0.03            43,912        863,394        907,307
----------------------------------------------------------------------------------------------
   2/25/07            9,888,516      0.03            40,630        798,936        839,566
----------------------------------------------------------------------------------------------
   3/25/07            9,149,231      0.03            37,593        739,285        776,878
----------------------------------------------------------------------------------------------
   4/25/07            8,465,148      0.02            34,782        684,083        718,865
----------------------------------------------------------------------------------------------
   5/25/07            7,832,150      0.02            32,182        632,998        665,180
----------------------------------------------------------------------------------------------
   6/25/07            7,246,427      0.02            29,775        585,723        615,499
----------------------------------------------------------------------------------------------
   7/25/07            6,704,451      0.02            27,549        541,976        569,524
----------------------------------------------------------------------------------------------
   8/25/07                    0      0.00            25,488      6,704,451      6,729,939
----------------------------------------------------------------------------------------------
                                                 27,408,060    363,026,000    390,434,060
----------------------------------------------------------------------------------------------

Copyright (c) 2002 by Goldman, Sachs & Co.

This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. We are not soliciting any action based upon this material. This material is for the general information of clients of Goldman Sachs. It does not take into account the particular investment objectives, financial situation or needs of individual clients. Before acting on any advice or recommendation in this material, a client should consider whether it is suitable for their particular circumstances and, if necessary, seek professional advice. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied or duplicated in any form by any means or (ii) redistributed without Goldman,
Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman
Sachs International, which is regulated by the Financial Services Authority, in connection with its distribution in the
United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Korea by Goldman Sachs (Asia) L.L.C., Seoul Branch, in Japan by Goldman
Sachs (Japan) Ltd., in Australia by Goldman Sachs Australia Pty Limited (ACN 092 589 770), and in Singapore through
Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of the Financial Services Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Goldman
Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133
Fleet Street, persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 2 Queen's Road Central, and persons in
Australia should contact Goldman Sachs Australia Pty Limited. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


----------------------------------------------------------------------------------------------
   AvgLife         PmtWin          1mo CPR
----------------------------------------------------------------------------------------------
    1.45         05/03-08/07          65
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Payment Date  Remaining Balance     Factor       Interest     Principal      Total Cash
----------------------------------------------------------------------------------------------
  11/25/02          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  12/25/02          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   1/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   2/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   3/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   4/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   5/25/03          341,326,214      0.94         1,380,104     21,699,786     23,079,890
----------------------------------------------------------------------------------------------
   6/25/03          310,824,697      0.86         1,297,608     30,501,517     31,799,125
----------------------------------------------------------------------------------------------
   7/25/03          283,698,909      0.78         1,181,652     27,125,789     28,307,441
----------------------------------------------------------------------------------------------
   8/25/03          258,903,723      0.71         1,078,529     24,795,186     25,873,714
----------------------------------------------------------------------------------------------
   9/25/03          236,240,491      0.65           984,266     22,663,232     23,647,497
----------------------------------------------------------------------------------------------
  10/25/03          215,527,425      0.59           898,108     20,713,067     21,611,174
----------------------------------------------------------------------------------------------
  11/25/03          196,598,167      0.54           819,363     18,929,258     19,748,622
----------------------------------------------------------------------------------------------
  12/25/03          179,300,485      0.49           747,401     17,297,681     18,045,082
----------------------------------------------------------------------------------------------
   1/25/04          163,495,079      0.45           681,641     15,805,406     16,487,047
----------------------------------------------------------------------------------------------
   2/25/04          149,054,480      0.41           621,554     14,440,599     15,062,153
----------------------------------------------------------------------------------------------
   3/25/04          135,862,051      0.37           566,655     13,192,429     13,759,084
----------------------------------------------------------------------------------------------
   4/25/04          123,811,069      0.34           516,502     12,050,981     12,567,484
----------------------------------------------------------------------------------------------
   5/25/04          112,803,886      0.31           470,688     11,007,183     11,477,872
----------------------------------------------------------------------------------------------
   6/25/04          102,751,157      0.28           428,843     10,052,729     10,481,572
----------------------------------------------------------------------------------------------
   7/25/04           93,571,137      0.26           390,626      9,180,020      9,570,645
----------------------------------------------------------------------------------------------
   8/25/04           85,189,039      0.23           355,726      8,382,098      8,737,824
----------------------------------------------------------------------------------------------
   9/25/04           77,536,441      0.21           323,860      7,652,598      7,976,458
----------------------------------------------------------------------------------------------
  10/25/04           70,550,748      0.19           294,768      6,985,693      7,280,461
----------------------------------------------------------------------------------------------
  11/25/04           64,174,697      0.18           268,210      6,376,051      6,644,262
----------------------------------------------------------------------------------------------
  12/25/04           58,355,903      0.16           243,971      5,818,794      6,062,764
----------------------------------------------------------------------------------------------
   1/25/05           53,046,449      0.15           221,850      5,309,454      5,531,304
----------------------------------------------------------------------------------------------
   2/25/05           48,202,503      0.13           201,665      4,843,946      5,045,611
----------------------------------------------------------------------------------------------
   3/25/05           43,783,973      0.12           183,250      4,418,530      4,601,780
----------------------------------------------------------------------------------------------
   4/25/05           39,754,188      0.11           166,452      4,029,785      4,196,237
----------------------------------------------------------------------------------------------
   5/25/05           36,079,609      0.10           151,132      3,674,579      3,825,711
----------------------------------------------------------------------------------------------
   6/25/05           32,729,563      0.09           137,163      3,350,047      3,487,209
----------------------------------------------------------------------------------------------
   7/25/05           29,675,996      0.08           124,427      3,053,567      3,177,993
----------------------------------------------------------------------------------------------
   8/25/05           26,893,256      0.07           112,818      2,782,740      2,895,558
----------------------------------------------------------------------------------------------
   9/25/05           24,357,885      0.07           102,239      2,535,372      2,637,611
----------------------------------------------------------------------------------------------
  10/25/05           22,048,431      0.06            92,601      2,309,454      2,402,054
----------------------------------------------------------------------------------------------
  11/25/05           20,176,746      0.06            83,821      1,871,685      1,955,506
----------------------------------------------------------------------------------------------
  12/25/05           18,463,815      0.05            76,705      1,712,931      1,789,636
----------------------------------------------------------------------------------------------
   1/25/06           16,896,183      0.05            70,193      1,567,631      1,637,825
----------------------------------------------------------------------------------------------
   2/25/06           15,461,536      0.04            64,234      1,434,648      1,498,881
----------------------------------------------------------------------------------------------
   3/25/06           14,148,600      0.04            58,780      1,312,936      1,371,716
----------------------------------------------------------------------------------------------
   4/25/06           12,947,058      0.04            53,788      1,201,542      1,255,330
----------------------------------------------------------------------------------------------
   5/25/06           11,847,466      0.03            49,220      1,099,591      1,148,812
----------------------------------------------------------------------------------------------
   6/25/06           10,841,182      0.03            45,040      1,006,284      1,051,325
----------------------------------------------------------------------------------------------
   7/25/06            9,920,293      0.03            41,215        920,889        962,103
----------------------------------------------------------------------------------------------
   8/25/06            9,077,559      0.03            37,714        842,734        880,448
----------------------------------------------------------------------------------------------
   9/25/06            8,306,352      0.02            34,510        771,207        805,717
----------------------------------------------------------------------------------------------
  10/25/06            7,600,606      0.02            31,578        705,746        737,324
----------------------------------------------------------------------------------------------
  11/25/06            6,954,770      0.02            28,895        645,836        674,731
----------------------------------------------------------------------------------------------
  12/25/06            6,363,762      0.02            26,440        591,008        617,448
----------------------------------------------------------------------------------------------
   1/25/07            5,822,931      0.02            24,193        540,831        565,024
----------------------------------------------------------------------------------------------
   2/25/07            5,328,021      0.01            22,137        494,910        517,047
----------------------------------------------------------------------------------------------
   3/25/07            4,875,136      0.01            20,255        452,885        473,140
----------------------------------------------------------------------------------------------
   4/25/07            4,460,710      0.01            18,534        414,425        432,959
----------------------------------------------------------------------------------------------
   5/25/07            4,081,481      0.01            16,958        379,229        396,187
----------------------------------------------------------------------------------------------
   6/25/07            3,734,462      0.01            15,516        347,019        362,536
----------------------------------------------------------------------------------------------
   7/25/07            3,416,919      0.01            14,197        317,543        331,740
----------------------------------------------------------------------------------------------
   8/25/07                    0      0.00            12,990      3,416,919      3,429,909
----------------------------------------------------------------------------------------------
                                                 24,171,207    363,026,000     387,197,207
----------------------------------------------------------------------------------------------

Copyright (c) 2002 by Goldman, Sachs & Co.

This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. We are not soliciting any action based upon this material. This material is for the general information of clients of Goldman Sachs. It does not take into account the particular investment objectives, financial situation or needs of individual clients. Before acting on any advice or recommendation in this material, a client should consider whether it is suitable for their particular circumstances and, if necessary, seek professional advice. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied or duplicated in any form by any means or (ii) redistributed without Goldman,
Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman
Sachs International, which is regulated by the Financial Services Authority, in connection with its distribution in the
United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Korea by Goldman Sachs (Asia) L.L.C., Seoul Branch, in Japan by Goldman
Sachs (Japan) Ltd., in Australia by Goldman Sachs Australia Pty Limited (ACN 092 589 770), and in Singapore through
Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of the Financial Services Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Goldman
Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133
Fleet Street, persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 2 Queen's Road Central, and persons in
Australia should contact Goldman Sachs Australia Pty Limited. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


----------------------------------------------------------------------------------------------
   AvgLife         PmtWin          1mo CPR
----------------------------------------------------------------------------------------------
    1.27         04/03-08/07          70
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Payment Date  Remaining Balance     Factor       Interest     Principal      Total Cash
----------------------------------------------------------------------------------------------
  11/25/02          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
  12/25/02          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   1/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   2/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   3/25/03          363,026,000      1.00         1,380,104              0      1,380,104
----------------------------------------------------------------------------------------------
   4/25/03          345,452,411      0.95         1,380,104     17,573,589     18,953,693
----------------------------------------------------------------------------------------------
   5/25/03          310,344,268      0.85         1,313,295     35,108,143     36,421,438
----------------------------------------------------------------------------------------------
   6/25/03          279,523,809      0.77         1,179,825     30,820,459     32,000,285
----------------------------------------------------------------------------------------------
   7/25/03          251,716,972      0.69         1,062,656     27,806,837     28,869,493
----------------------------------------------------------------------------------------------
   8/25/03          226,631,391      0.62           956,944     25,085,581     26,042,525
----------------------------------------------------------------------------------------------
   9/25/03          204,002,946      0.56           861,577     22,628,445     23,490,022
----------------------------------------------------------------------------------------------
  10/25/03          183,593,041      0.51           775,551     20,409,904     21,185,456
----------------------------------------------------------------------------------------------
  11/25/03          165,186,146      0.46           697,960     18,406,895     19,104,855
----------------------------------------------------------------------------------------------
  12/25/03          148,587,567      0.41           627,983     16,598,579     17,226,561
----------------------------------------------------------------------------------------------
   1/25/04          133,621,443      0.37           564,880     14,966,124     15,531,005
----------------------------------------------------------------------------------------------
   2/25/04          120,128,925      0.33           507,984     13,492,518     14,000,503
----------------------------------------------------------------------------------------------
   3/25/04          107,966,536      0.30           456,690     12,162,389     12,619,079
----------------------------------------------------------------------------------------------
   4/25/04           97,004,688      0.27           410,453     10,961,847     11,372,300
----------------------------------------------------------------------------------------------
   5/25/04           87,126,345      0.24           368,779      9,878,344     10,247,123
----------------------------------------------------------------------------------------------
   6/25/04           78,225,803      0.22           331,225      8,900,542      9,231,767
----------------------------------------------------------------------------------------------
   7/25/04           70,207,605      0.19           297,388      8,018,198      8,315,586
----------------------------------------------------------------------------------------------
   8/25/04           62,985,546      0.17           266,906      7,222,059      7,488,965
----------------------------------------------------------------------------------------------
   9/25/04           56,481,783      0.16           239,450      6,503,764      6,743,214
----------------------------------------------------------------------------------------------
  10/25/04           50,626,022      0.14           214,725      5,855,760      6,070,485
----------------------------------------------------------------------------------------------
  11/25/04           45,354,796      0.12           192,463      5,271,226      5,463,690
----------------------------------------------------------------------------------------------
  12/25/04           40,610,798      0.11           172,424      4,743,998      4,916,422
----------------------------------------------------------------------------------------------
   1/25/05           36,342,289      0.10           154,389      4,268,508      4,422,897
----------------------------------------------------------------------------------------------
   2/25/05           32,502,562      0.09           138,161      3,839,727      3,977,889
----------------------------------------------------------------------------------------------
   3/25/05           29,049,449      0.08           123,564      3,453,113      3,576,677
----------------------------------------------------------------------------------------------
   4/25/05           25,944,887      0.07           110,436      3,104,562      3,214,998
----------------------------------------------------------------------------------------------
   5/25/05           23,154,519      0.06            98,634      2,790,368      2,889,002
----------------------------------------------------------------------------------------------
   6/25/05           20,647,335      0.06            88,026      2,507,184      2,595,210
----------------------------------------------------------------------------------------------
   7/25/05           18,395,348      0.05            78,494      2,251,987      2,330,481
----------------------------------------------------------------------------------------------
   8/25/05           16,373,301      0.05            69,933      2,022,046      2,091,979
----------------------------------------------------------------------------------------------
   9/25/05           14,558,405      0.04            62,246      1,814,897      1,877,142
----------------------------------------------------------------------------------------------
  10/25/05           12,930,094      0.04            55,346      1,628,311      1,683,657
----------------------------------------------------------------------------------------------
  11/25/05           11,681,435      0.03            49,156      1,248,659      1,297,814
----------------------------------------------------------------------------------------------
  12/25/05           10,553,284      0.03            44,409      1,128,151      1,172,560
----------------------------------------------------------------------------------------------
   1/25/06            9,534,017      0.03            40,120      1,019,267      1,059,387
----------------------------------------------------------------------------------------------
   2/25/06            8,613,130      0.02            36,245        920,886        957,131
----------------------------------------------------------------------------------------------
   3/25/06            7,781,135      0.02            32,744        831,995        864,740
----------------------------------------------------------------------------------------------
   4/25/06            7,029,455      0.02            29,581        751,680        781,261
----------------------------------------------------------------------------------------------
   5/25/06            6,350,343      0.02            26,724        679,112        705,836
----------------------------------------------------------------------------------------------
   6/25/06            5,736,796      0.02            24,142        613,547        637,689
----------------------------------------------------------------------------------------------
   7/25/06            5,182,489      0.01            21,809        554,307        576,117
----------------------------------------------------------------------------------------------
   8/25/06            4,681,705      0.01            19,702        500,784        520,486
----------------------------------------------------------------------------------------------
   9/25/06            4,229,280      0.01            17,798        452,425        470,224
----------------------------------------------------------------------------------------------
  10/25/06            3,820,546      0.01            16,078        408,734        424,812
----------------------------------------------------------------------------------------------
  11/25/06            3,451,287      0.01            14,524        369,259        383,784
----------------------------------------------------------------------------------------------
  12/25/06            3,117,693      0.01            13,121        333,594        346,715
----------------------------------------------------------------------------------------------
   1/25/07            2,816,321      0.01            11,852        301,372        313,224
----------------------------------------------------------------------------------------------
   2/25/07            2,544,061      0.01            10,707        272,260        282,967
----------------------------------------------------------------------------------------------
   3/25/07            2,298,103      0.01             9,672        245,958        255,630
----------------------------------------------------------------------------------------------
   4/25/07            2,075,907      0.01             8,737        222,196        230,933
----------------------------------------------------------------------------------------------
   5/25/07            1,875,179      0.01             7,892        200,728        208,620
----------------------------------------------------------------------------------------------
   6/25/07            1,693,846      0.00             7,129        181,332        188,461
----------------------------------------------------------------------------------------------
   7/25/07            1,530,037      0.00             6,439        163,810        170,249
----------------------------------------------------------------------------------------------
   8/25/07                    0      0.00             5,817      1,530,037      1,535,853
----------------------------------------------------------------------------------------------
                                                 21,213,411    363,026,000    384,239,411
----------------------------------------------------------------------------------------------

Copyright (c) 2002 by Goldman, Sachs & Co.

This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. We are not soliciting any action based upon this material. This material is for the general information of clients of Goldman Sachs. It does not take into account the particular investment objectives, financial situation or needs of individual clients. Before acting on any advice or recommendation in this material, a client should consider whether it is suitable for their particular circumstances and, if necessary, seek professional advice. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied or duplicated in any form by any means or (ii) redistributed without Goldman,
Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman
Sachs International, which is regulated by the Financial Services Authority, in connection with its distribution in the
United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Korea by Goldman Sachs (Asia) L.L.C., Seoul Branch, in Japan by Goldman
Sachs (Japan) Ltd., in Australia by Goldman Sachs Australia Pty Limited (ACN 092 589 770), and in Singapore through
Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of the Financial Services Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Goldman
Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication.
Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133
Fleet Street, persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 2 Queen's Road Central, and persons in
Australia should contact Goldman Sachs Australia Pty Limited. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

GSR0210 - Price/Yield - GMC_A2A

Balance       $187,560,000.00     Delay                 0          Formula if curmonth le 58 then 2.364 else CMT_1YR + 1.50
Coupon        2.364               Dated                 10/29/02            NET(2)                 5.155069
Settle        10/29/02            First Payment         11/25/02            WAM(2)                 358

Price         5 CPR,           10 CPR,          15 CPR,          20 CPR,          25 CPR,          30 CPR,           35 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)          Call (Y)
              --------------------------------------------------------------------------------------------------------------------
99-12         2.646            2.856            3.076            3.304            3.543              3.79            4.052
                 19               73              114              145              172               198              224
              --------------------------------------------------------------------------------------------------------------------
99-16         2.591            2.759            2.935            3.118            3.308             3.506            3.714
                 14               64              100              126              148               169              190
              --------------------------------------------------------------------------------------------------------------------
99-20         2.537            2.663            2.795            2.931            3.074             3.222            3.378
                  9               54               86              108              125               141              157
              --------------------------------------------------------------------------------------------------------------------
99-24         2.483            2.567            2.655            2.746             2.84             2.939            3.043
                  3               44               72               89              102               112              123
              --------------------------------------------------------------------------------------------------------------------
99-28         2.429            2.471            2.515             2.56            2.608             2.657            2.709
                 -2               35               58               71               78                84               90
              --------------------------------------------------------------------------------------------------------------------
100-00        2.376            2.376            2.376            2.376            2.376             2.376            2.376
                 -8               25               44               52               55                56               56
              --------------------------------------------------------------------------------------------------------------------
100-04        2.322             2.28            2.237            2.191            2.144             2.095            2.044
                -13               16               31               34               32                28               23
              --------------------------------------------------------------------------------------------------------------------
100-08        2.268            2.185            2.098            2.008            1.914             1.816            1.713
                -18                6               17               15                9                 0              -10
              --------------------------------------------------------------------------------------------------------------------
100-12        2.215             2.09             1.96            1.824            1.683             1.537            1.383
                -24               -3                3               -3              -14               -28              -43
              --------------------------------------------------------------------------------------------------------------------
100-16        2.162            1.995            1.822            1.641            1.454             1.259            1.054
                -29              -13              -11              -21              -37               -56              -76
              --------------------------------------------------------------------------------------------------------------------
100-20        2.108            1.901            1.684            1.459            1.225             0.982            0.727
                -34              -22              -25              -40              -60               -83             -108
              --------------------------------------------------------------------------------------------------------------------

WAL           2.444            1.352            0.921            0.692             0.55             0.453            0.382
Principal     Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -           Nov02 -
Window        Aug07            Aug05            Sep04            Mar04            Dec03            Sep03             Jul03


[Chart Continued]

Price         40 CPR,          45 CPR,          50 CPR,          55 CPR,          60 CPR,          70 CPR,          80 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)
              -------------------------------------------------------------------------------------------------------------
99-12         4.321            4.606            4.909            5.241             5.58            6.361             7.289 Yield
                250              278              308              341              375              453               545 Spread
              -------------------------------------------------------------------------------------------------------------
99-16         3.929            4.157            4.398            4.663            4.933            5.555             6.294 Yield
                211              233              257              283              310              372               446 Spread
              -------------------------------------------------------------------------------------------------------------
99-20         3.539            3.709            3.889            4.088            4.289            4.754             5.305 Yield
                172              189              206              226              246              292               347 Spread
              -------------------------------------------------------------------------------------------------------------
99-24          3.15            3.263            3.383            3.514            3.648            3.957             4.322 Yield
                133              144              156              168              181              212               249 Spread
              -------------------------------------------------------------------------------------------------------------
99-28         2.762            2.818            2.878            2.944            3.011            3.164             3.346 Yield
                 94              100              105              111              118              133               151 Spread
              -------------------------------------------------------------------------------------------------------------
100-00        2.376            2.376            2.376            2.376            2.376            2.376             2.376 Yield
                 56               55               55               54               54               54                54 Spread
              -------------------------------------------------------------------------------------------------------------
100-04        1.991            1.935            1.875             1.81            1.744            1.592             1.412 Yield
                 17               11                5               -2               -9              -24               -42 Spread
              -------------------------------------------------------------------------------------------------------------
100-08        1.607            1.495            1.377            1.247            1.115            0.812             0.454 Yield
                -21              -33              -45              -58              -72             -102              -138 Spread
              -------------------------------------------------------------------------------------------------------------
100-12        1.225            1.058            0.881            0.686            0.489            0.036            -0.499 Yield
                -59              -77              -95             -114             -134             -180              -233 Spread
              -------------------------------------------------------------------------------------------------------------
100-16        0.844            0.622            0.386            0.128           -0.134           -0.735            -1.445 Yield
                -97             -120             -144             -170             -197             -257              -328 Spread
              -------------------------------------------------------------------------------------------------------------
100-20        0.465            0.187           -0.106           -0.428           -0.754           -1.503            -2.385 Yield
               -135             -164             -193             -226             -259             -334              -422 Spread
              -------------------------------------------------------------------------------------------------------------

WAL           0.329            0.287            0.253            0.224              0.2            0.161             0.131
Principal     Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -
Window        Jun03            May03            Apr03            Mar03            Mar03            Feb03            Jan03

CMT_1YR                   1.75

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - GMC_A2A

Balance       $187,560,000.00     Delay                 0          Formula if curmonth le 58 then 2.364 else CMT_1YR + 1.50
Coupon        2.364               Dated                 10/29/02            NET(2)                 5.155069
Settle        10/29/02            First Payment         11/25/02            WAM(2)                 358

Price         5 CPR,           10 CPR,          15 CPR,          20 CPR,          25 CPR,          30 CPR,           35 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)          Call (Y)
              --------------------------------------------------------------------------------------------------------------------
99-12         2.646            2.856            3.076            3.304            3.543              3.79            4.052
                 19               73              114              145              172               198              224
              --------------------------------------------------------------------------------------------------------------------
99-16         2.591            2.759            2.935            3.118            3.308             3.506            3.714
                 14               64              100              126              148               169              190
              --------------------------------------------------------------------------------------------------------------------
99-20         2.537            2.663            2.795            2.931            3.074             3.222            3.378
                  9               54               86              108              125               141              157
              --------------------------------------------------------------------------------------------------------------------
99-24         2.483            2.567            2.655            2.746             2.84             2.939            3.043
                  3               44               72               89              102               112              123
              --------------------------------------------------------------------------------------------------------------------
99-28         2.429            2.471            2.515             2.56            2.608             2.657            2.709
                 -2               35               58               71               78                84               90
              --------------------------------------------------------------------------------------------------------------------
100-00        2.376            2.376            2.376            2.376            2.376             2.376            2.376
                 -8               25               44               52               55                56               56
              --------------------------------------------------------------------------------------------------------------------
100-04        2.322             2.28            2.237            2.191            2.144             2.095            2.044
                -13               16               31               34               32                28               23
              --------------------------------------------------------------------------------------------------------------------
100-08        2.268            2.185            2.098            2.008            1.914             1.816            1.713
                -18                6               17               15                9                 0              -10
              --------------------------------------------------------------------------------------------------------------------
100-12        2.215             2.09             1.96            1.824            1.683             1.537            1.383
                -24               -3                3               -3              -14               -28              -43
              --------------------------------------------------------------------------------------------------------------------
100-16        2.162            1.995            1.822            1.641            1.454             1.259            1.054
                -29              -13              -11              -21              -37               -56              -76
              --------------------------------------------------------------------------------------------------------------------
100-20        2.108            1.901            1.684            1.459            1.225             0.982            0.727
                -34              -22              -25              -40              -60               -83             -108
              --------------------------------------------------------------------------------------------------------------------

WAL           2.444            1.352            0.921            0.692             0.55             0.453            0.382
Principal     Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -           Nov02 -
Window        Aug07            Aug05            Sep04            Mar04            Dec03            Sep03             Jul03


[Chart Continue]

Price         40 CPR,          45 CPR,          50 CPR,          55 CPR,          60 CPR,          70 CPR,          80 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)
             --------------------------------------------------------------------------------------------------------------
99-12         4.321            4.606            4.909            5.241             5.58            6.361             7.289 Yield
                250              278              308              341              375              453               545 Spread
             --------------------------------------------------------------------------------------------------------------
99-16         3.929            4.157            4.398            4.663            4.933            5.555             6.294 Yield
                211              233              257              283              310              372               446 Spread
             --------------------------------------------------------------------------------------------------------------
99-20         3.539            3.709            3.889            4.088            4.289            4.754             5.305 Yield
                172              189              206              226              246              292               347 Spread
             --------------------------------------------------------------------------------------------------------------
99-24          3.15            3.263            3.383            3.514            3.648            3.957             4.322 Yield
                133              144              156              168              181              212               249 Spread
             --------------------------------------------------------------------------------------------------------------
99-28         2.762            2.818            2.878            2.944            3.011            3.164             3.346 Yield
                 94              100              105              111              118              133               151 Spread
             --------------------------------------------------------------------------------------------------------------
100-00        2.376            2.376            2.376            2.376            2.376            2.376             2.376 Yield
                 56               55               55               54               54               54                54 Spread
             --------------------------------------------------------------------------------------------------------------
100-04        1.991            1.935            1.875             1.81            1.744            1.592             1.412 Yield
                 17               11                5               -2               -9              -24               -42 Spread
             --------------------------------------------------------------------------------------------------------------
100-08        1.607            1.495            1.377            1.247            1.115            0.812             0.454 Yield
                -21              -33              -45              -58              -72             -102              -138 Spread
             --------------------------------------------------------------------------------------------------------------
100-12        1.225            1.058            0.881            0.686            0.489            0.036            -0.499 Yield
                -59              -77              -95             -114             -134             -180              -233 Spread
             --------------------------------------------------------------------------------------------------------------
100-16        0.844            0.622            0.386            0.128           -0.134           -0.735            -1.445 Yield
                -97             -120             -144             -170             -197             -257              -328 Spread
             --------------------------------------------------------------------------------------------------------------
100-20        0.465            0.187           -0.106           -0.428           -0.754           -1.503            -2.385 Yield
               -135             -164             -193             -226             -259             -334              -422 Spread
             --------------------------------------------------------------------------------------------------------------

WAL           0.329            0.287            0.253            0.224              0.2            0.161             0.131
Principal     Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -
Window        Jun03            May03            Apr03            Mar03            Mar03            Feb03            Jan03

CMT_1YR                   1.75

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - GMC_A2B

Balance       $99,714,000.00      Delay                 0          Formula if curmonth le 58 then 3.322 else CMT_1YR + 1.50
Coupon        3.322               Dated                 10/29/02            NET(2)      5.155069
Settle        10/29/02            First Payment         11/25/02            WAM(2)      358

Price         5 CPR,           10 CPR,          15 CPR,          20 CPR,          25 CPR,          30 CPR,           35 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)          Call (Y)
              --------------------------------------------------------------------------------------------------------------------
99-12         3.488            3.526            3.606            3.691            3.781             3.876            3.978
                104              108              116              129              159               181              201
              --------------------------------------------------------------------------------------------------------------------
99-16         3.459             3.49            3.554            3.622            3.693              3.77            3.851
                101              104              110              122              150               171              188
              --------------------------------------------------------------------------------------------------------------------
99-20         3.431            3.453            3.502            3.552            3.606             3.663            3.724
                 98              100              105              115              141               160              175
              --------------------------------------------------------------------------------------------------------------------
99-24         3.402            3.417            3.449            3.483            3.519             3.557            3.597
                 95               97              100              108              132               149              163
              --------------------------------------------------------------------------------------------------------------------
99-28         3.374            3.381            3.397            3.414            3.432             3.451            3.471
                 92               93               95              101              124               139              150
              --------------------------------------------------------------------------------------------------------------------
100-00        3.345            3.345            3.345            3.345            3.345             3.345            3.345
                 89               89               89               94              115               128              137
              --------------------------------------------------------------------------------------------------------------------
100-04        3.317            3.309            3.293            3.276            3.258             3.239            3.219
                 87               86               84               88              106               118              125
              --------------------------------------------------------------------------------------------------------------------
100-08        3.288            3.273            3.241            3.207            3.172             3.134            3.094
                 84               82               79               81               98               107              112
              --------------------------------------------------------------------------------------------------------------------
100-12         3.26            3.237            3.189            3.139            3.085             3.029            2.969
                 81               79               74               74               89                96              100
              --------------------------------------------------------------------------------------------------------------------
100-16        3.231            3.201            3.138             3.07            2.999             2.924            2.844
                 78               75               69               67               81                86               87
              --------------------------------------------------------------------------------------------------------------------
100-20        3.203            3.166            3.086            3.002            2.913             2.819            2.719
                 75               71               63               60               72                75               75
              --------------------------------------------------------------------------------------------------------------------

WAL           4.822            3.749            2.546            1.902              1.5             1.225            1.026
Principal     Aug07 -          Aug05 -          Sep04 -          Mar04 -          Dec03 -          Sep03 -           Jul03 -
Window        Aug07            Jul07            Jan06            Mar05            Sep04            May04             Feb04


[Chart Continued]

Price         40 CPR,          45 CPR,          50 CPR,          55 CPR,          60 CPR,          70 CPR,          80 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)          Call (Y)
              -------------------------------------------------------------------------------------------------------------
99-12         4.087            4.206             4.33            4.466            4.621             4.98             5.496 Yield
                217              233              248              264              280              317               367 Spread
              -------------------------------------------------------------------------------------------------------------
99-16         3.938            4.033            4.132            4.241            4.364            4.651             5.063 Yield
                202              216              229              241              254              284               324 Spread
              -------------------------------------------------------------------------------------------------------------
99-20          3.79             3.86            3.935            4.016            4.109            4.323             4.631 Yield
                188              199              209              219              229              251               281 Spread
              -------------------------------------------------------------------------------------------------------------
99-24         3.641            3.688            3.738            3.792            3.853            3.996             4.201 Yield
                173              181              189              196              203              219               238 Spread
              -------------------------------------------------------------------------------------------------------------
99-28         3.493            3.516            3.541            3.568            3.599             3.67             3.772 Yield
                158              164              169              174              178              186               195 Spread
              -------------------------------------------------------------------------------------------------------------
100-00        3.345            3.345            3.345            3.345            3.345            3.345             3.345 Yield
                143              147              150              151              152              154               152 Spread
              -------------------------------------------------------------------------------------------------------------
100-04        3.198            3.174            3.149            3.123            3.092            3.021              2.92 Yield
                128              130              130              129              127              121               110 Spread
              -------------------------------------------------------------------------------------------------------------
100-08         3.05            3.004            2.954            2.901            2.839            2.698             2.495 Yield
                114              113              111              107              102               89                67 Spread
              -------------------------------------------------------------------------------------------------------------
100-12        2.903            2.833            2.759            2.679            2.588            2.376             2.072 Yield
                 99               96               91               85               77               57                25 Spread
              -------------------------------------------------------------------------------------------------------------
100-16        2.757            2.663            2.565            2.458            2.336            2.055             1.651 Yield
                 84               79               72               63               52               24               -17 Spread
              -------------------------------------------------------------------------------------------------------------
100-20         2.61            2.494            2.371            2.238            2.086            1.734             1.231 Yield
                 70               62               52               41               27               -8               -59 Spread
              -------------------------------------------------------------------------------------------------------------

WAL           0.872            0.751            0.655            0.575            0.505            0.394             0.299
Principal     Jun03 -          May03 -          Apr03 -          Mar03 -          Mar03 -          Feb03 -          Jan03 -
Window        Nov03            Oct03            Aug03            Jul03            Jun03            Apr03            Mar03

CMT_1YR                   1.75

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - GMC_A2C

Balance       $363,026,000.00     Delay                 24          Formula if curmonth le 58 then 4.562 else CMT_1YR + 1.50
Coupon        4.562               Dated                 10/1/02            NET(2)       5.155069
Settle        10/29/02            First Payment         11/25/02           WAM(2)       358

Price         5 CPR,           10 CPR,          15 CPR,          20 CPR,          25 CPR,          30 CPR,           35 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)          Call (Y)
              --------------------------------------------------------------------------------------------------------------------
100-04        4.505            4.505              4.5            4.492             4.48             4.466             4.45
                 96               96              103              114              127               142              155
              --------------------------------------------------------------------------------------------------------------------
100-08        4.475            4.475             4.47            4.459            4.444             4.426            4.405
                 93               93              100              111              124               138              150
              --------------------------------------------------------------------------------------------------------------------
100-12        4.446            4.446            4.439            4.426            4.407             4.386             4.36
                 90               90               97              108              120               134              146
              --------------------------------------------------------------------------------------------------------------------
100-16        4.417            4.417            4.409            4.393            4.371             4.345            4.315
                 87               87               94              104              117               130              141
              --------------------------------------------------------------------------------------------------------------------
100-20        4.388            4.388            4.378             4.36            4.335             4.305             4.27
                 85               85               91              101              113               126              137
              --------------------------------------------------------------------------------------------------------------------
100-24        4.358            4.358            4.348            4.327            4.299             4.265            4.225
                 82               82               88               98              109               122              132
              --------------------------------------------------------------------------------------------------------------------
100-28        4.329            4.329            4.318            4.294            4.263             4.225            4.181
                 79               79               84               94              106               118              128
              --------------------------------------------------------------------------------------------------------------------
101-00          4.3              4.3            4.287            4.261            4.227             4.185            4.136
                 76               76               81               91              102               114              123
              --------------------------------------------------------------------------------------------------------------------
101-04        4.271            4.271            4.257            4.229            4.191             4.145            4.091
                 73               73               78               88               99               110              119
              --------------------------------------------------------------------------------------------------------------------
101-08        4.242            4.242            4.227            4.196            4.155             4.105            4.047
                 70               70               75               85               95               106              114
              --------------------------------------------------------------------------------------------------------------------
101-12        4.213            4.213            4.197            4.163            4.119             4.065            4.003
                 67               67               72               81               91               102              110
              --------------------------------------------------------------------------------------------------------------------

WAL           4.822            4.822            4.608            4.232             3.82             3.417            3.042
Principal     Aug07 -          Jul07 -          Jan06 -          Mar05 -          Sep04 -          May04 -           Feb04 -
Window        Aug07            Aug07            Aug07            Aug07            Aug07            Aug07             Aug07


[Chart Continued]

Price         40 CPR,          45 CPR,          50 CPR,          55 CPR,          60 CPR,          70 CPR,          80 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)
              -------------------------------------------------------------------------------------------------------------
100-04        4.428            4.401            4.372            4.339            4.301            4.213             4.095 Yield
                171              185              196              206              214              223               218 Spread
              -------------------------------------------------------------------------------------------------------------
100-08        4.376            4.342            4.304            4.262            4.213              4.1             3.947 Yield
                166              179              189              198              205              211               204 Spread
              -------------------------------------------------------------------------------------------------------------
100-12        4.325            4.283            4.236            4.185            4.125            3.986               3.8 Yield
                161              173              183              190              196              200               189 Spread
              -------------------------------------------------------------------------------------------------------------
100-16        4.273            4.224            4.168            4.108            4.037            3.873             3.652 Yield
                155              167              176              183              187              188               174 Spread
              -------------------------------------------------------------------------------------------------------------
100-20        4.222            4.165            4.101            4.031            3.949             3.76             3.505 Yield
                150              161              169              175              178              177               159 Spread
              -------------------------------------------------------------------------------------------------------------
100-24        4.171            4.106            4.034            3.954            3.862            3.647             3.359 Yield
                145              156              162              167              170              166               145 Spread
              -------------------------------------------------------------------------------------------------------------
100-28         4.12            4.047            3.966            3.878            3.774            3.535             3.212 Yield
                140              150              156              160              161              155               130 Spread
              -------------------------------------------------------------------------------------------------------------
101-00        4.069            3.988            3.899            3.801            3.687            3.422             3.066 Yield
                135              144              149              152              152              143               115 Spread
              -------------------------------------------------------------------------------------------------------------
101-04        4.018             3.93            3.832            3.725              3.6             3.31             2.921 Yield
                130              138              142              144              143              132               101 Spread
              -------------------------------------------------------------------------------------------------------------
101-08        3.967            3.871            3.765            3.649            3.513            3.199             2.775 Yield
                125              132              136              137              135              121                86 Spread
              -------------------------------------------------------------------------------------------------------------
101-12        3.916            3.813            3.699            3.573            3.426            3.087              2.63 Yield
                120              126              129              129              126              110                72 Spread
              -------------------------------------------------------------------------------------------------------------

WAL           2.636             2.27            1.968            1.717            1.494            1.148             0.876
Principal     Nov03 -          Oct03 -          Aug03 -          Jul03 -          Jun03 -          Apr03 -          Mar03 -
Window        Mar07            Aug06            Feb06            Sep05            Apr05            Sep04            Apr04

CMT_1YR                   1.75

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - B1

Balance       $17,837,000.00      Delay                 24
Coupon        4.79694             Dated                 10/1/02
Settle        10/29/02            First Payment         11/25/02

Price         5 CPR,           10 CPR,          15 CPR,          20 CPR,          25 CPR,          30 CPR,           35 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)          Call (Y)
              --------------------------------------------------------------------------------------------------------------------
99-12          3.825            3.977            4.182            4.373             4.52              4.64            4.748
                 -45               -8               55              113              150               184              214
              --------------------------------------------------------------------------------------------------------------------
99-16          3.814            3.963            4.163            4.349            4.491             4.607            4.711
                 -46               -9               53              111              147               181              210
              --------------------------------------------------------------------------------------------------------------------
99-20          3.802            3.948            4.144            4.325            4.463             4.575            4.675
                 -47              -11               51              108              144               177              207
              --------------------------------------------------------------------------------------------------------------------
99-24          3.791            3.933            4.125            4.301            4.434             4.542            4.638
                 -48              -12               49              106              141               174              203
              --------------------------------------------------------------------------------------------------------------------
99-28           3.78            3.919            4.106            4.277            4.406              4.51            4.601
                 -50              -14               48              104              139               171              199
              --------------------------------------------------------------------------------------------------------------------
100-00         3.768            3.904            4.087            4.253            4.378             4.478            4.565
                 -51              -15               46              101              136               168              196
              --------------------------------------------------------------------------------------------------------------------
100-04         3.757             3.89            4.068            4.229             4.35             4.446            4.528
                 -52              -17               44               99              133               165              192
              --------------------------------------------------------------------------------------------------------------------
100-08         3.746            3.875            4.049            4.206            4.322             4.413            4.492
                 -53              -18               42               96              130               161              188
              --------------------------------------------------------------------------------------------------------------------
100-12         3.734            3.861             4.03            4.182            4.294             4.381            4.455
                 -54              -19               40               94              127               158              185
              --------------------------------------------------------------------------------------------------------------------
100-16         3.723            3.846            4.012            4.158            4.266             4.349            4.419
                 -55              -21               38               92              125               155              181
              --------------------------------------------------------------------------------------------------------------------
100-20         3.712            3.832            3.993            4.135            4.238             4.317            4.383
                 -56              -22               36               89              122               152              177
              --------------------------------------------------------------------------------------------------------------------

WAL           15.872           11.344            8.198            6.255            5.146             4.418            3.838
Principal     Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -           Nov02 -
Window        Apr26            Nov19            Mar15            Apr12            May10            Jan09             Jan08


[Chart Continued]

Price         40 CPR,          45 CPR,          50 CPR,          55 CPR,          60 CPR,          70 CPR,          80 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)
              --------------------------------------------------------------------------------------------------------------
99-12          4.822            4.865             4.91            4.953            4.994            5.062             5.116 Yield
                 237              255              271              285              299              324               341 Spread
              --------------------------------------------------------------------------------------------------------------
99-16          4.781            4.818            4.856            4.893            4.926            4.973             5.005 Yield
                 233              251              266              279              292              315               330 Spread
              --------------------------------------------------------------------------------------------------------------
99-20          4.739            4.771            4.803            4.834            4.859            4.885             4.895 Yield
                 229              246              261              273              285              306               319 Spread
              --------------------------------------------------------------------------------------------------------------
99-24          4.697            4.724             4.75            4.774            4.791            4.797             4.785 Yield
                 225              241              256              267              279              298               308 Spread
              --------------------------------------------------------------------------------------------------------------
99-28          4.656            4.677            4.697            4.715            4.724            4.709             4.676 Yield
                 221              237              250              262              272              289               297 Spread
              --------------------------------------------------------------------------------------------------------------
100-00         4.615             4.63            4.644            4.656            4.657            4.621             4.566 Yield
                 217              232              245              256              265              280               286 Spread
              --------------------------------------------------------------------------------------------------------------
100-04         4.573            4.583            4.592            4.597             4.59            4.533             4.457 Yield
                 212              227              240              250              259              271               275 Spread
              --------------------------------------------------------------------------------------------------------------
100-08         4.532            4.537            4.539            4.538            4.523            4.446             4.348 Yield
                 208              222              234              244              252              263               264 Spread
              --------------------------------------------------------------------------------------------------------------
100-12         4.491             4.49            4.486            4.479            4.456            4.359             4.239 Yield
                 204              218              229              238              245              254               253 Spread
              --------------------------------------------------------------------------------------------------------------
100-16          4.45            4.443            4.434            4.421             4.39            4.272             4.131 Yield
                 200              213              224              232              239              245               243 Spread
              --------------------------------------------------------------------------------------------------------------
100-20         4.408            4.397            4.382            4.362            4.323            4.185             4.022 Yield
                 196              209              219              226              232              236               232 Spread
              --------------------------------------------------------------------------------------------------------------

WAL            3.348            2.931            2.576            2.285            1.996            1.508             1.199
Principal     Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -
Window        Mar07            Aug06            Feb06            Sep05            Apr05            Sep04            Apr04

CMT_1YR                   1.75

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - B2

Balance       $6,607,000.00        Delay                24
Coupon        5.04579              Dated                10/1/02
Settle        10/29/02            First Payment         11/25/02

Price         5 CPR,           10 CPR,          15 CPR,          20 CPR,          25 CPR,          30 CPR,           35 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)          Call (Y)
              ----------------------------------------------------------------------------------------------------------------
99-12          4.084            4.235            4.438            4.627            4.772             4.891            4.999
                 -19               18               81              139              175               209              239
              ----------------------------------------------------------------------------------------------------------------
99-16          4.073             4.22            4.419            4.603            4.744             4.858            4.961
                 -20               16               79              136              172               206              235
              ----------------------------------------------------------------------------------------------------------------
99-20          4.061            4.205            4.399            4.578            4.715             4.826            4.924
                 -21               15               77              134              169               203              232
              ----------------------------------------------------------------------------------------------------------------
99-24           4.05             4.19             4.38            4.554            4.686             4.793            4.888
                 -23               14               75              131              167               199              228
              ----------------------------------------------------------------------------------------------------------------
99-28          4.038            4.176            4.361             4.53            4.658             4.761            4.851
                 -24               12               73              129              164               196              224
              ----------------------------------------------------------------------------------------------------------------
100-00         4.026            4.161            4.342            4.506             4.63             4.728            4.814
                 -25               11               71              126              161               193              220
              ----------------------------------------------------------------------------------------------------------------
100-04         4.015            4.146            4.323            4.482            4.601             4.696            4.777
                 -26                9               69              124              158               190              217
              ----------------------------------------------------------------------------------------------------------------
100-08         4.003            4.131            4.304            4.458            4.573             4.663             4.74
                 -27                8               67              122              155               186              213
              ----------------------------------------------------------------------------------------------------------------
100-12         3.992            4.117            4.284            4.434            4.545             4.631            4.704
                 -28                6               65              119              152               183              209
              ----------------------------------------------------------------------------------------------------------------
100-16          3.98            4.102            4.265             4.41            4.516             4.599            4.667
                 -29                5               64              117              150               180              206
              ----------------------------------------------------------------------------------------------------------------
100-20         3.969            4.087            4.246            4.386            4.488             4.567            4.631
                 -31                3               62              114              147               177              202
              ----------------------------------------------------------------------------------------------------------------

WAL           15.872           11.344            8.198            6.255            5.146             4.418            3.838
Principal     Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -           Nov02 -
Window        Apr26            Nov19            Mar15            Apr12            May10            Jan09             Jan08



[Chart Continued]

Price         40 CPR,          45 CPR,          50 CPR,          55 CPR,          60 CPR,          70 CPR,          80 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)
              --------------------------------------------------------------------------------------------------------------
99-12          5.072            5.114            5.157            5.199             5.24            5.305             5.356 Yield
                 262              280              296              310              323              348               365 Spread
              --------------------------------------------------------------------------------------------------------------
99-16           5.03            5.066            5.104             5.14            5.172            5.216             5.245 Yield
                 258              275              291              304              317              339               354 Spread
              --------------------------------------------------------------------------------------------------------------
99-20          4.988            5.019             5.05             5.08            5.104            5.127             5.135 Yield
                 254              271              286              298              310              331               343 Spread
              --------------------------------------------------------------------------------------------------------------
99-24          4.946            4.972            4.997            5.021            5.036            5.039             5.025 Yield
                 250              266              280              292              303              322               332 Spread
              --------------------------------------------------------------------------------------------------------------
99-28          4.904            4.924            4.944            4.961            4.969            4.951             4.915 Yield
                 246              261              275              286              296              313               321 Spread
              --------------------------------------------------------------------------------------------------------------
100-00         4.863            4.877            4.891            4.902            4.901            4.863             4.805 Yield
                 241              257              270              280              290              304               310 Spread
              --------------------------------------------------------------------------------------------------------------
100-04         4.821             4.83            4.838            4.843            4.834            4.775             4.696 Yield
                 237              252              264              274              283              295               299 Spread
              --------------------------------------------------------------------------------------------------------------
100-08          4.78            4.783            4.785            4.783            4.767            4.687             4.586 Yield
                 233              247              259              268              276              287               288 Spread
              --------------------------------------------------------------------------------------------------------------
100-12         4.738            4.737            4.732            4.724              4.7              4.6             4.477 Yield
                 229              243              254              262              270              278               277 Spread
              --------------------------------------------------------------------------------------------------------------
100-16         4.697             4.69            4.679            4.665            4.633            4.512             4.368 Yield
                 225              238              248              257              263              269               266 Spread
              --------------------------------------------------------------------------------------------------------------
100-20         4.656            4.643            4.627            4.607            4.566            4.425              4.26 Yield
                 221              233              243              251              256              260               255 Spread
              --------------------------------------------------------------------------------------------------------------

WAL            3.348            2.931            2.576            2.285            1.996            1.508             1.199
Principal     Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -
Window        Mar07            Aug06            Feb06            Sep05            Apr05            Sep04            Apr04

CMT_1YR               1.75

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - B3

Balance       $6,607,000.00       Delay                 24
Coupon        5.65797             Dated                 10/1/02
Settle        10/29/02            First Payment         11/25/02

Price         5 CPR,           10 CPR,          15 CPR,          20 CPR,          25 CPR,          30 CPR,           35 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)          Call (Y)
              --------------------------------------------------------------------------------------------------------------------
99-08          4.735            4.885            5.087            5.277            5.423             5.543            5.652
                  46               83              146              204              240               274              304
              --------------------------------------------------------------------------------------------------------------------
99-12          4.723            4.869            5.068            5.252            5.394             5.509            5.614
                  45               81              144              201              237               271              300
              --------------------------------------------------------------------------------------------------------------------
99-16          4.711            4.854            5.048            5.227            5.364             5.476            5.576
                  44               80              142              199              234               268              297
              --------------------------------------------------------------------------------------------------------------------
99-20          4.698            4.838            5.028            5.203            5.335             5.443            5.539
                  42               78              140              196              232               264              293
              --------------------------------------------------------------------------------------------------------------------
99-24          4.686            4.823            5.008            5.178            5.306              5.41            5.501
                  41               77              138              194              229               261              289
              --------------------------------------------------------------------------------------------------------------------
99-28          4.674            4.808            4.988            5.153            5.277             5.377            5.464
                  40               75              136              191              226               258              285
              --------------------------------------------------------------------------------------------------------------------
100-00         4.662            4.792            4.969            5.129            5.248             5.344            5.427
                  39               74              134              189              223               254              282
              --------------------------------------------------------------------------------------------------------------------
100-04          4.65            4.777            4.949            5.104            5.219             5.311            5.389
                  38               72              132              186              220               251              278
              --------------------------------------------------------------------------------------------------------------------
100-08         4.638            4.762            4.929             5.08            5.191             5.278            5.352
                  36               71              130              184              217               248              274
              --------------------------------------------------------------------------------------------------------------------
100-12         4.626            4.747             4.91            5.055            5.162             5.245            5.315
                  35               69              128              181              214               244              271
              --------------------------------------------------------------------------------------------------------------------
100-16         4.614            4.731             4.89            5.031            5.133             5.212            5.278
                  34               68              126              179              211               241              267
              --------------------------------------------------------------------------------------------------------------------

WAL           15.872           11.344            8.198            6.255            5.146             4.418            3.838
Principal     Nov02 -          Nov02 -           Nov02 -          Nov02 -          Nov02 -          Nov02 -           Nov02 -
Window        Apr26            Nov19             Mar15            Apr12            May10            Jan09             Jan08


[Chart Continue]

Price         40 CPR,          45 CPR,          50 CPR,          55 CPR,          60 CPR,          70 CPR,          80 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)         Call (Y)
              --------------------------------------------------------------------------------------------------------------
99-08          5.727            5.772             5.82            5.866            5.911             5.99             6.055 Yield
                 328              346              362              377              391              417               435 Spread
              --------------------------------------------------------------------------------------------------------------
99-12          5.685            5.724            5.766            5.805            5.843              5.9             5.944 Yield
                 324              341              357              371              384              408               424 Spread
              --------------------------------------------------------------------------------------------------------------
99-16          5.642            5.676            5.712            5.745            5.774            5.811             5.832 Yield
                 319              336              352              365              377              399               413 Spread
              --------------------------------------------------------------------------------------------------------------
99-20            5.6            5.629            5.658            5.685            5.706            5.722             5.721 Yield
                 315              332              346              359              370              390               402 Spread
              --------------------------------------------------------------------------------------------------------------
99-24          5.557            5.581            5.604            5.625            5.638            5.633             5.611 Yield
                 311              327              341              353              363              381               391 Spread
              --------------------------------------------------------------------------------------------------------------
99-28          5.515            5.533             5.55            5.565             5.57            5.544               5.5 Yield
                 307              322              336              347              356              372               380 Spread
              --------------------------------------------------------------------------------------------------------------
100-00         5.473            5.485            5.496            5.505            5.502            5.455              5.39 Yield
                 302              317              330              341              350              363               368 Spread
              --------------------------------------------------------------------------------------------------------------
100-04         5.431            5.438            5.443            5.445            5.434            5.367             5.279 Yield
                 298              313              325              335              343              355               357 Spread
              --------------------------------------------------------------------------------------------------------------
100-08         5.389             5.39            5.389            5.385            5.366            5.278              5.17 Yield
                 294              308              319              329              336              346               346 Spread
              --------------------------------------------------------------------------------------------------------------
100-12         5.347            5.343            5.336            5.326            5.298             5.19              5.06 Yield
                 290              303              314              323              329              337               335 Spread
              --------------------------------------------------------------------------------------------------------------
100-16         5.305            5.296            5.283            5.266            5.231            5.102              4.95 Yield
                 286              298              309              317              323              328               325 Spread
              --------------------------------------------------------------------------------------------------------------

WAL            3.348            2.931            2.576            2.285            1.996            1.508             1.199
Principal      Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -          Nov02 -           Nov02 -
Window         Mar07            Aug06            Feb06            Sep05            Apr05            Sep04             Apr04

CMT_1YR                   1.75

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Attached are calculations from the mortgage relative value analysis on the web calculators (to vary calculation yourself, just click on the links in blue below). Comparing to Bloomberg, Z-spread is calculated as a static spread over Treasuries. I've included 4 months of seasoning in the CPR speed ramps.


                  Relative Value Analysis

                                Curve Shift

Security          Price  No Calc       -75          -37.5          +0         +37.5        +75
----------        ------------------   -------      -------      -------      -------      -------
GSR 2002-10 A1    100-8    0.0CPR     40->75/4,75   40->70/4,70  35->65/4,65  30->60/4,60  25->55/4,55
SD 10/18/02       Yield                  3.45           3.49        3.54         3.58         3.63
                  Tsy Stat Sprd          248            209         170          129          87
                  Avg Life               0.88           0.97        1.09         1.23         1.39
                  LT CPR                 68.8           64.9        60.3         55.7         51.1

GSR 2002-10 A2A   100      0.0CPR     30->60/4,60  25->55/4,55  20->50/4,50  15->45/4,45  15->40/4,40
SD 10/18/02       Yield                  2.15           2.17        2.18         2.20         2.21
                  Tsy Stat Sprd          136            101         66           30            -7
                  Avg Life               0.34           0.37        0.41         0.46         0.49
                  LT CPR                 55.7           51.1        46.5         41.9         37.6

GSR 2002-10 A2B   100      0.0CPR     30->60/4,60  25->55/4,55  20->50/4,50  15->45/4,45  15->40/4,40
SD 10/18/02       Yield                 3.03           3.05         3.06        3.08          3.09
                  Tsy Stat Sprd         226            188          150         111           73
                  Avg Life              0.67           0.74         0.83        0.94          1.05
                  LT CPR                55.7           51.1         46.5        41.9          37.6

GSR 2002-10 A2C   100-24   0.0CPR     30->60/4,60  25->55/4,55  20->50/4,50  15->45/4,45  15->40/4,40
SD 10/18/02       Yield                3.85             3.91        3.96        4.01          4.07
                  Tsy Stat Sprd        261              220         175         129           81
                  Avg Life             1.83             2.08        2.37        2.72          3.13
                  LT CPR               55.7             51.1        46.5        41.9          37.6


Run this analysis with your own scenarios on the GS Financial Workbench:
https://www.gs.com/fi/mortgages/calculators/mtgweb.cgi/st?k=178g7kAg4W
----------------------------------------------------------------------

GS Users can use the internal site:
http://mtgweb2.fi.gs.com:8100/st?k=178g7kAg4W
---------------------------------------------

Market Levels     Pricing Date      1mo     3mo      6mo      1yr      2yr      5yr     10yr     30yr
-------------     ------------      ---     ---      ---      ---      ---      ---     ----     ---

US Treasury       10/11/02          1.580   1.560    1.600    1.805    2.756    3.787   4.806

                  R/T (9:13 AM)     1.624   1.625    1.770    1.948    2.912    3.927   4.897

LIBOR/Swap        10/11/02          1.802   1.775    1.720    1.770    2.261    3.411   4.433    5.241


Note: All calculations except R/T Tsy Int Sprd are based on 10/11/02 close market levels.


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales
Department and is not the product of the Fixed Income Research Department.
This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.




GSR0210 - Price/Yield - GMC_A1

Balance  $633,373,000.00     Delay                   24      Formula   if curmonth le 50 then #NetRate1 - 2.116119 else CMT_1YR + 1
Coupon   4.0582              Dated              10/1/02
Settle   10/29/02            First Payment     11/25/02

Price     15 CPR,  20 CPR,    25 CPR,    30 CPR,   35 CPR,   40 CPR,    45 CPR, 50 CPR,    55 CPR,  60 CPR,    70 CPR,   80 CPR,
         Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y) Call (Y)   Call (Y) Call (Y)  Call (Y)   Call (Y)
         ---------------------------------------------------------------------------------------------------------------------
99-22     3.834     3.861      3.887     3.914     3.941      3.968      4.01    4.056      4.094    4.122     4.152     4.17 Yield
            103       120        136       150       164        177       193      208        220      229       232      234 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-26     3.788     3.809       3.83      3.85      3.87      3.889     3.919    3.953      3.976    3.987     3.978    3.944 Yield
             99       115        130       144       157        169       184      197        208      215       214      211 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-30     3.742     3.758      3.773     3.787     3.799      3.809     3.829    3.849      3.858    3.852     3.804    3.719 Yield
             94       110        124       137       150        161       175      187        196      202       197      188 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-02    3.696     3.707      3.716     3.723     3.728       3.73     3.739    3.746       3.74    3.718     3.631    3.494 Yield
             90       105        119       131       143        154       166      177        184      188       180      166 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-06     3.65     3.656      3.659      3.66     3.657      3.651     3.649    3.643      3.623    3.584     3.459     3.27 Yield
             85       100        113       125       135        146       157      166        173      175       163      144 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-10    3.604     3.605      3.602     3.596     3.586      3.572     3.559     3.54      3.505     3.45     3.287    3.047 Yield
             80        95        107       118       128        138       148      156        161      162       145      121 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-14    3.558     3.554      3.545     3.533     3.516      3.493     3.469    3.437      3.389    3.317     3.116    2.824 Yield
             76        90        101       112       121        130       139      146        149      148       128       99 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-18    3.512     3.503      3.489      3.47     3.445      3.414      3.38    3.335      3.272    3.184     2.945    2.602 Yield
             71        84         96       106       114        122       130      135        138      135       111       77 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-22    3.467     3.452      3.432     3.407     3.375      3.336     3.291    3.233      3.156    3.051     2.774    2.381 Yield
             67        79         90        99       107        114       121      125        126      122        94       55 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-26    3.421     3.401      3.376     3.344     3.305      3.258     3.202    3.131       3.04    2.919     2.605    2.161 Yield
             62        74         85        93       100        106       112      115        115      109        77       33 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-30    3.376     3.351       3.32     3.282     3.235       3.18     3.113     3.03      2.925    2.787     2.435    1.941 Yield
             58        69         79        87        93         99       103      105        103       95        60       11 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL       2.957     2.649       2.37     2.118     1.891      1.685     1.474    1.278      1.116    0.973      0.75    0.574
Principal Nov02 -  Nov02 -    Nov02 -    Nov02 -   Nov02 -   Nov02 -    Nov02 - Nov02 -    Nov02 -  Nov02 -    Nov02 - Nov02 -
Window    Dec06    Dec06      Dec06      Dec06     Dec06     Dec06      Aug06   Feb06      Sep05    Apr05      Sep04   Apr04

CMT_1YR       1.63

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0210 - Price/Yield - GMC_A2A

Balance  $187,560,000.00      Delay              0       Formula  if curmonth le 58 then 2.350 else CMT_1YR + 1.50
Coupon   2.35                 Dated          10/29/02
Settle   10/29/02             First Payment  11/25/02


Price     15 CPR,  20 CPR,  25 CPR,    30 CPR,   35 CPR,   40 CPR,    45 CPR, 50 CPR,    55 CPR,  60 CPR,    70 CPR,   80 CPR,
         Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y) Call (Y)   Call (Y) Call (Y)  Call (Y)   Call (Y)

         ---------------------------------------------------------------------------------------------------------------------
99-12     3.061       3.29    3.528     3.776     4.038      4.306     4.592   4.894      5.227      5.566     6.347    7.274 Yield
            124        152      177       201       227        252       280     309        341        374       453      545 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16     2.921      3.103    3.294     3.491       3.7      3.915     4.143   4.384      4.649      4.919     5.541    6.279 Yield
            110        134      153       173       193        213       235     258        283        310       372      446 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20      2.78      2.917     3.06     3.208     3.364      3.524     3.695   3.875      4.073      4.275      4.74    5.291 Yield
             96        115      130       145       160        174       190     207        226        245       292      347 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24      2.64      2.732    2.826     2.925     3.029      3.135     3.249   3.369        3.5      3.634     3.943    4.308 Yield
             82         96      107       116       126        135       145     156        169        181       212      249 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28     2.501      2.546    2.594     2.643     2.695      2.748     2.804   2.864       2.93      2.996      3.15    3.332 Yield
             68         78       83        88        93         96       101     106        112        118       133      151 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00    2.362      2.362    2.362     2.362     2.362      2.362     2.362   2.362      2.362      2.362     2.362    2.362 Yield
             54         59       60        60        59         58        57      56         55         54        54       54 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04    2.223      2.177     2.13     2.081      2.03      1.977     1.921   1.861      1.796       1.73     1.578    1.398 Yield
             41         41       37        32        26         19        13       6         -2         -9       -24      -42 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08    2.084      1.993    1.899     1.802     1.699      1.593     1.481   1.363      1.233      1.101     0.798     0.44 Yield
             27         23       14         4        -7        -19       -31     -44        -58        -72      -102     -138 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12    1.946       1.81    1.669     1.523     1.369      1.211     1.044   0.867      0.672      0.475     0.022   -0.513 Yield
             13          4       -9       -24       -40        -57       -75     -94       -114       -135      -180     -233 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16    1.808      1.627     1.44     1.245      1.04       0.83     0.608   0.372      0.114     -0.148    -0.749   -1.459 Yield
             -1        -14      -32       -52       -73        -95      -119    -143       -170       -197      -257     -328 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20     1.67      1.445    1.211     0.968     0.713      0.451     0.173   -0.12     -0.442     -0.768    -1.517   -2.399 Yield
            -15        -32      -55       -79      -105       -133      -162    -193       -226       -259      -334     -422 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL       0.921      0.692     0.55     0.453     0.382      0.329     0.287    0.253      0.224        0.2     0.161    0.131
Principal Nov02 -    Nov02 -   Nov02 -   Nov02 -   Nov02 -   Nov02 -   Nov02 -  Nov02 -    Nov02 -    Nov02 -    Nov02 -  Nov02 -
Window    Sep04      Mar04     Dec03     Sep03     Jul03     Jun03     May03    Apr03      Mar03      Mar03      Feb03    Jan03

CMT_1YR       1.63

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - GMC_A2B

Balance  $99,714,000.00      Delay                 0     Formula if curmonth le 58 then 3.160 else CMT_1YR + 1.50
Coupon   3.16                Dated          10/29/02
Settle   10/29/02            First Payment  11/25/02

Price     15 CPR,  20 CPR,  25 CPR,    30 CPR,   35 CPR,   40 CPR,    45 CPR, 50 CPR,    55 CPR,  60 CPR,    70 CPR,   80 CPR,
         Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y) Call (Y)   Call (Y) Call (Y)  Call (Y)   Call (Y)

         ---------------------------------------------------------------------------------------------------------------------
99-12     3.441    3.526      3.616     3.711     3.812      3.922      4.04   4.165        4.3      4.455     4.814    5.329 Yield
            116      130        159       179       197        212       226     240        254        269       305      354 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16     3.389    3.457      3.529     3.605     3.686      3.773     3.868   3.967      4.075      4.199     4.485    4.897 Yield
            111      123        150       168       184        197       209     220        231        244       272      310 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20     3.337    3.388      3.441     3.499     3.559      3.625     3.695    3.77      3.851      3.944     4.158    4.466 Yield
            106      116        141       158       171        182       192     200        209        218       239      267 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24     3.285    3.319      3.354     3.392     3.433      3.477     3.524   3.573      3.627      3.689     3.831    4.036 Yield
            101      109        132       147       159        167       174     181        186        193       207      224 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28     3.233     3.25      3.268     3.287     3.307      3.329     3.352   3.377      3.404      3.434     3.506    3.608 Yield
             95      102        124       136       146        152       157     161        164        167       174      182 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00    3.181    3.181      3.181     3.181     3.181      3.181     3.181   3.181      3.181      3.181     3.181    3.181 Yield
             90       95        115       126       134        138       140     142        142        142       142      139 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04    3.129    3.112      3.094     3.075     3.055      3.034      3.01   2.986      2.959      2.928     2.857    2.756 Yield
             85       88        106       115       121        123       123     122        120        117       109       96 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08    3.077    3.044      3.008      2.97      2.93      2.886      2.84   2.791      2.737      2.676     2.534    2.332 Yield
             80       81         98       105       109        108       106     102         97         91        77       54 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12    3.026    2.975      2.922     2.865     2.805       2.74      2.67   2.596      2.516      2.424     2.213    1.909 Yield
             75       75         89        94        96         93        89      83         75         66        45       12 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16    2.974    2.907      2.836      2.76      2.68      2.593       2.5   2.402      2.295      2.173     1.892    1.488 Yield
             70       68         81        84        84         79        72      64         53         41        13      -30 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20    2.923    2.839       2.75     2.655     2.555      2.447     2.331   2.208      2.075      1.923     1.572    1.069 Yield
             64       61         72        73        71         64        55      44         31         16       -19      -72 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL       2.546     1.902        1.5     1.225     1.026      0.872     0.751   0.655      0.575      0.505    0.394      0.299
Principal Sep04 -   Mar04 -    Dec03 -    Sep03 -   Jul03 -   Jun03 -   May03 - Apr03 -    Mar03 -    Mar03 -   Feb03 -   Jan03 -
Window    Jan06     Mar05      Sep04      May04     Feb04     Nov03     Oct03   Aug03      Jul03      Jun03     Apr03     Mar03

CMT_1YR       1.63

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - GMC_A2C

Balance  $363,026,000.00     Delay                24   Formula  if curmonth le 58 then 4.439 else CMT_1YR + 1.50
Coupon   4.439               Dated           10/1/02
Settle   10/29/02            First Payment  11/25/02

Price     15 CPR,  20 CPR,  25 CPR,    30 CPR,   35 CPR,   40 CPR,    45 CPR, 50 CPR,    55 CPR,  60 CPR,    70 CPR,   80 CPR,
         Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y) Call (Y)   Call (Y) Call (Y)  Call (Y)   Call (Y)

         ---------------------------------------------------------------------------------------------------------------------
100-04    4.377     4.369     4.358     4.344     4.328      4.306      4.28   4.251      4.219      4.182     4.096     3.98 Yield
             99       110       123       137       149        165       180     191        201        209       218      215 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08    4.347     4.336     4.321     4.304     4.283      4.255     4.221   4.184      4.142      4.094     3.983    3.832 Yield
             96       107       120       133       145        160       174     184        193        200       207      200 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12    4.316     4.303     4.285     4.263     4.238      4.204     4.162   4.116      4.065      4.006     3.869    3.685 Yield
             93       104       116       129       140        155       168     177        185        191       196      185 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16    4.286      4.27     4.249     4.223     4.193      4.152     4.103   4.048      3.988      3.918     3.756    3.538 Yield
             90       100       113       125       136        150       162     171        178        182       184      170 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20    4.256     4.237     4.213     4.183     4.149      4.101     4.044   3.981      3.912      3.831     3.643    3.391 Yield
             87        97       109       121       131        145       156     164        170        174       173      156 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-24    4.226     4.205     4.177     4.143     4.104       4.05     3.985   3.914      3.835      3.743     3.531    3.244 Yield
             83        94       105       117       127        140       150     157        162        165       162      141 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-28    4.195     4.172     4.141     4.103     4.059      3.999     3.927   3.847      3.759      3.656     3.418    3.098 Yield
             80        91       102       113       122        135       144     150        155        156       151      126 Spread
         ---------------------------------------------------------------------------------------------------------------------
101-00    4.165     4.139     4.105     4.063     4.015      3.948     3.868    3.78      3.682      3.569     3.306    2.953 Yield
             77        87        98       109       118        130       138     144        147        148       139      112 Spread
         ---------------------------------------------------------------------------------------------------------------------
101-04    4.135     4.107     4.069     4.023      3.97      3.897      3.81   3.713      3.606      3.482     3.194    2.807 Yield
             74        84        95       105       113        124       133     137        140        139       128       97 Spread
         ---------------------------------------------------------------------------------------------------------------------
101-08    4.105     4.074     4.033     3.984     3.926      3.847     3.751   3.646       3.53      3.395     3.082    2.662 Yield
             71        81        91       101       109        119       127     130        132        130       117       83 Spread
         ---------------------------------------------------------------------------------------------------------------------
101-12    4.075     4.041     3.997     3.944     3.882      3.796     3.693    3.58      3.454      3.309     2.971    2.517 Yield
             68        77        87        97       105        114       121     124        124        122       106       68 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL       4.608    4.232      3.82     3.417     3.042      2.636      2.27      1.968      1.717      1.494    1.148    0.876
Principal Jan06 -  Mar05 -   Sep04 -    May04 -   Feb04 -   Nov03 -    Oct03 -   Aug03 -    Jul03 -    Jun03 -   Apr03 - Mar03 -
Window    Aug07    Aug07     Aug07      Aug07     Aug07     Mar07      Aug06     Feb06      Sep05      Apr05     Sep04   Apr04

CMT_1YR       1.63

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - B1

Balance       $17,837,000.00        Delay                        24
Coupon        4.74271               Dated                   10/1/02
Settle        10/29/02              First Payment          11/25/02


Price     15 CPR,  20 CPR,  25 CPR,    30 CPR,   35 CPR,   40 CPR,    45 CPR, 50 CPR,    55 CPR,  60 CPR,    70 CPR,   80 CPR,
         Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y) Call (Y)   Call (Y) Call (Y)  Call (Y)   Call (Y)

         ---------------------------------------------------------------------------------------------------------------------
99-12      4.076     4.282    4.44     4.569     4.686       4.764     4.808     4.853    4.897     4.94      5.009     5.063 Yield
              50       111     149       184       214         238       256       272      286      299        322       337 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16      4.057     4.258   4.412     4.537     4.649       4.723     4.761       4.8    4.838    4.872       4.92     4.953 Yield
              49       108     146       180       210         234       251       266      280      292        313       326 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20      4.038     4.234   4.383     4.504     4.612       4.681     4.714     4.747    4.779    4.805      4.832     4.843 Yield
              47       106     143       177       207         230       246       261      274      286        304       315 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24      4.019      4.21   4.355     4.472     4.576       4.639     4.667     4.694    4.719    4.737      4.744     4.733 Yield
              45       103     141       174       203         225       242       256      268      279        295       304 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28          4     4.186   4.327      4.44     4.539       4.598      4.62     4.641     4.66     4.67      4.656     4.624 Yield
              43       101     138       171       199         221       237       251      262      272        286       293 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00     3.981     4.162   4.299     4.408     4.502       4.557     4.573     4.589    4.601    4.603      4.568     4.514 Yield
              41        99     135       168       196         217       232       245      256      265        278       282 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04     3.962     4.139   4.271     4.375     4.466       4.515     4.527     4.536    4.542    4.536      4.481     4.405 Yield
              39        96     132       164       192         213       228       240      250      259        269       271 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08     3.943     4.115   4.243     4.343      4.43       4.474      4.48     4.483    4.483    4.469      4.393     4.296 Yield
              37        94     129       161       189         209       223       235      244      252        260       260 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12     3.924     4.091   4.215     4.311     4.393       4.433     4.433     4.431    4.425    4.402      4.306     4.187 Yield
              35        92     126       158       185         205       218       229      238      245        251       249 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16     3.906     4.068   4.187     4.279     4.357       4.392     4.387     4.378    4.366    4.336      4.219     4.079 Yield
              33        89     124       155       181         201       214       224      232      239        243       239 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20     3.887     4.044   4.159     4.247     4.321       4.351      4.34     4.326    4.307    4.269      4.132     3.971 Yield
              32        87     121       152       178         196       209       219      227      232        234       228 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL        8.193     6.253   5.146     4.418     3.838       3.348     2.931     2.576     2.285    1.996     1.508      1.199
Principal  Nov02 -   Nov02 - Nov02 -   Nov02 -    Nov02 -    Nov02 -   Nov02 -   Nov02 -   Nov02 -  Nov02 -   Nov02 -    Nov02 -
Window     Mar15     Apr12   May10     Jan09      Jan08      Mar07     Aug06     Feb06     Sep05    Apr05     Sep04      Apr04

CMT_1YR     1.63

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - B2

Balance       $6,607,000.00         Delay                        24
Coupon        4.99153               Dated                   10/1/02
Settle        10/29/02              First Payment          11/25/02

Price     15 CPR,  20 CPR,  25 CPR,    30 CPR,   35 CPR,   40 CPR,    45 CPR, 50 CPR,    55 CPR,  60 CPR,    70 CPR,   80 CPR,
         Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y) Call (Y)   Call (Y) Call (Y)  Call (Y)   Call (Y)

          --------------------------------------------------------------------------------------------------------------------
99-12      4.332    4.536    4.693     4.821     4.936      5.013     5.057    5.101      5.144    5.185     5.251      5.303 Yield
              76      136      174       209       239        263       281      296        310      324       346        361 Spread
          --------------------------------------------------------------------------------------------------------------------
99-16      4.312    4.512    4.664     4.788     4.899      4.972     5.009    5.048      5.084    5.117     5.163      5.193 Yield
              74      134      171       206       235        259       276      291        304      317       337        350 Spread
          --------------------------------------------------------------------------------------------------------------------
99-20      4.293    4.488    4.636     4.755     4.862       4.93     4.962    4.994      5.025     5.05     5.074      5.083 Yield
              72      131      169       202       232        254       271      286        298      310       328        339 Spread
          --------------------------------------------------------------------------------------------------------------------
99-24      4.274    4.464    4.607     4.723     4.825      4.888     4.915    4.941      4.965    4.982     4.986      4.972 Yield
              70      129      166       199       228        250       266      281        292      303       319        328 Spread
          --------------------------------------------------------------------------------------------------------------------
99-28      4.255     4.44    4.579      4.69     4.788      4.846     4.868    4.888      4.906    4.915     4.898      4.863 Yield
              68      126      163       196       224        246       262      275        286      297       311        317 Spread
          --------------------------------------------------------------------------------------------------------------------
100-00     4.236    4.416     4.55     4.658     4.752      4.805     4.821    4.835      4.847    4.847      4.81      4.753 Yield
              66      124      160       193       221        242       257      270        280      290       302        306 Spread
          --------------------------------------------------------------------------------------------------------------------
100-04     4.217    4.392    4.522     4.626     4.715      4.763     4.774    4.782      4.787     4.78     4.722      4.644 Yield
              65      122      157       189       217        238       252      265        275      283       293        295 Spread
          --------------------------------------------------------------------------------------------------------------------
100-08     4.198    4.368    4.494     4.593     4.678      4.722     4.727    4.729      4.728    4.713     4.634      4.534 Yield
              63      119      154       186       213        234       248      259        269      276       284        284 Spread
          --------------------------------------------------------------------------------------------------------------------
100-12     4.179    4.344    4.466     4.561     4.642       4.68      4.68    4.677      4.669    4.646     4.547      4.425 Yield
              61      117      152       183       210        229       243      254        263      270       275        273 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16      4.16     4.32    4.437     4.529     4.605      4.639     4.633    4.624      4.611    4.579      4.46      4.316 Yield
              59      114      149       180       206        225       238      249        257      263       267        262 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20     4.141    4.296    4.409     4.497     4.569      4.598     4.587    4.571      4.552    4.512     4.372      4.208 Yield
              57      112      146       176       202        221       234      244        251      256       258        251 Spread
          --------------------------------------------------------------------------------------------------------------------

WAL        8.193    6.253    5.146     4.418     3.838      3.348     2.931    2.576      2.285    1.996     1.508      1.199
Principal  Nov02 -  Nov02 -  Nov02 -   Nov02 -   Nov02 -    Nov02 -   Nov02 -  Nov02 -    Nov02 -  Nov02 -    Nov02 -   Nov02 -
Window     Mar15    Apr12    May10     Jan09     Jan08      Mar07     Aug06    Feb06      Sep05    Apr05      Sep04     Apr04

CMT_1YR     1.63

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0210 - Price/Yield - B3

Balance       $6,607,000.00         Delay                        24
Coupon        5.63756               Dated                   10/1/02
Settle        10/29/02              First Payment          11/25/02

Price     15 CPR,  20 CPR,  25 CPR,    30 CPR,   35 CPR,   40 CPR,    45 CPR, 50 CPR,    55 CPR,  60 CPR,    70 CPR,   80 CPR,
         Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y) Call (Y)   Call (Y) Call (Y)  Call (Y)   Call (Y)

          --------------------------------------------------------------------------------------------------------------------
99-12      4.998    5.197     5.35     5.474     5.587      5.662     5.703    5.745      5.786    5.824     5.883      5.927 Yield
             143      202      240       274       304        328       345      361        374      387       409        423 Spread
          --------------------------------------------------------------------------------------------------------------------
99-16      4.978    5.172    5.321     5.441     5.549      5.619     5.655    5.691      5.725    5.755     5.794      5.816 Yield
             141      200      237       271       300        323       340      355        368      381       400        412 Spread
          --------------------------------------------------------------------------------------------------------------------
99-20      4.958    5.148    5.292     5.408     5.511      5.577     5.607    5.637      5.665    5.687     5.704      5.705 Yield
             139      197      234       268       297        319       336      350        362      374       391        401 Spread
          --------------------------------------------------------------------------------------------------------------------
99-24      4.938    5.123    5.263     5.375     5.474      5.534     5.559    5.583      5.605    5.619     5.615      5.594 Yield
             137      195      231       264       293        315       331      345        356      367       382        390 Spread
          --------------------------------------------------------------------------------------------------------------------
99-28      4.919    5.098    5.234     5.342     5.437      5.492     5.511    5.529      5.545    5.551     5.527      5.484 Yield
             135      192      228       261       289        311       326      339        350      360       373        379 Spread
          --------------------------------------------------------------------------------------------------------------------
100-00     4.899    5.074    5.205     5.309     5.399       5.45     5.464    5.476      5.485    5.483     5.438      5.373 Yield
             133      190      225       258       286        306       321      334        344      353       365        368 Spread
          --------------------------------------------------------------------------------------------------------------------
100-04     4.879    5.049    5.176     5.276     5.362      5.408     5.416    5.422      5.425    5.415     5.349      5.263 Yield
             131      187      223       254       282        302       317      329        338      347       356        357 Spread
          --------------------------------------------------------------------------------------------------------------------
100-08      4.86    5.025    5.147     5.243     5.325      5.366     5.369    5.369      5.366    5.347     5.261      5.153 Yield
             129      185      220       251       278        298       312      323        332      340       347        346 Spread
          --------------------------------------------------------------------------------------------------------------------
100-12      4.84        5    5.118      5.21     5.288      5.324     5.321    5.315      5.306     5.28     5.173      5.044 Yield
             127      182      217       248       274        294       307      318        326      333       338        335 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16      4.82    4.976    5.089     5.177     5.251      5.282     5.274    5.262      5.246    5.212     5.085      4.934 Yield
             125      180      214       245       271        290       302      313        320      326       329        324 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20     4.801    4.952    5.061     5.145     5.214       5.24     5.227    5.209      5.187    5.145     4.997      4.825 Yield
             123      178      211       241       267        285       298      307        314      320       320        313 Spread
          --------------------------------------------------------------------------------------------------------------------

WAL        8.193    6.253    5.146     4.418     3.838      3.348     2.931    2.576      2.285    1.996     1.508      1.199
Principal  Nov02 -  Nov02 -  Nov02 -   Nov02 -   Nov02 -    Nov02 -   Nov02 -  Nov02 -    Nov02 -  Nov02 -   Nov02 -    Nov02 -
Window     Mar15    Apr12    May10     Jan09     Jan08      Mar07     Aug06    Feb06      Sep05    Apr05     Sep04      Apr04

CMT_1YR        1.63

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0210 - Price/Yield - GMC_A1

Balance       $633,373,000.00        Delay                  24                        Formula
Coupon        3.94778                Dated                  10/1/02
Settle        10/29/02               First Payment          11/25/02

Price                90 CPR,                99 CPR,                 100 CPR,                 PRICING 40CPR,
                     Call (Y)               Call (Y)                Call (Y)                    Call (Y)
              -----------------------------------------------------------------------------------------------------
99-22                 4.107                  4.212                     4.677                         3.859
                        233                    244                       290                           177
              ---------------------------------------------------------------------------------------------
99-26                 3.789                  3.626                     2.914                          3.78
                        201                    185                       114                           169
              ---------------------------------------------------------------------------------------------
99-30                 3.473                  3.042                     1.169                           3.7
                        170                    127                       -61                           161
              ---------------------------------------------------------------------------------------------
100-02                3.158                  2.462                    -0.559                         3.621
                        138                     69                      -233                           154
              ---------------------------------------------------------------------------------------------
100-06                2.844                  1.884                     -2.27                         3.542
                        107                     11                      -405                           146
              ---------------------------------------------------------------------------------------------
100-10                2.531                  1.308                    -3.964                         3.463
                         76                    -47                      -574                           138
              ---------------------------------------------------------------------------------------------
100-14                2.219                  0.736                    -5.642                         3.385
                         44                   -104                      -742                           130
              ---------------------------------------------------------------------------------------------
100-18                1.908                  0.166                    -7.304                         3.306
                         13                   -161                      -908                           122
              ---------------------------------------------------------------------------------------------
100-22                1.599                 -0.402                    -8.949                         3.228
                        -18                   -218                     -1072                           114
              ---------------------------------------------------------------------------------------------
100-26                 1.29                 -0.967                   -10.578                          3.15
                        -49                   -274                     -1235                           106
              ---------------------------------------------------------------------------------------------
100-30                0.983                 -1.529                   -12.191                         3.072
                        -79                   -330                     -1397                            99
              ---------------------------------------------------------------------------------------------

WAL                   0.406                  0.218                     0.072                         1.685
Principal             Nov02 -                 Nov02 -                  Nov02 -                        Nov02 -
Window                Oct03                   Apr03                    Nov02                          Dec06

CMT_1YR                    1.6

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


2.5 YR A2 SERIES

Balance  $176,714,000.00      Delay                24
Coupon   Off A2B, A2C         Dated                10/1/02
Settle   10/29/02             First Payment        11/25/02

Price  15 CPR,  20 CPR,    25 CPR,    30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,    55 CPR,    60 CPR,    70 CPR,  80 CPR,
       Call (Y) Call (Y)   Call (Y)  Call (Y)  Call (Y)   Call (Y) Call (Y)   Call (Y)   Call (Y)   Call (Y)  Call (Y)  Call (Y)
       -----------------------------------------------------------------------------------------------------------------------
99-20    3.859    3.923      3.967         4     4.025      4.041    4.054      4.068      4.083      4.101     4.142   4.202 Yield
           102      128        151       169       184        198      210        220        228        232       237     243 Spread
       -----------------------------------------------------------------------------------------------------------------------
99-24     3.82    3.877      3.914     3.938     3.955      3.959    3.959      3.959      3.958      3.959     3.961   3.961 Yield
            98      124        146       163       177        190      201        209        216        218       219     219 Spread
       -----------------------------------------------------------------------------------------------------------------------
99-28     3.78    3.831       3.86     3.877     3.885      3.878    3.865       3.85      3.834      3.818      3.78   3.722 Yield
            94      119        140       157       170        182      191        198        203        204       200     195 Spread
       -----------------------------------------------------------------------------------------------------------------------
100-00   3.741    3.784      3.806     3.815     3.815      3.796     3.77      3.742      3.711      3.677       3.6   3.483 Yield
            90      114        135       151       163        174      182        187        191        190       182     171 Spread
       -----------------------------------------------------------------------------------------------------------------------
100-04   3.702    3.738      3.753     3.754     3.745      3.715    3.676      3.634      3.587      3.537      3.42   3.244 Yield
            86      110        129       144       156        166      172        176        179        176       164     147 Spread
       -----------------------------------------------------------------------------------------------------------------------
100-08   3.662    3.692        3.7     3.693     3.675      3.634    3.582      3.526      3.464      3.397      3.24   3.007 Yield
            82      105        124       138       149        157      163        166        166        162       146     123 Spread
       -----------------------------------------------------------------------------------------------------------------------
100-12   3.623    3.646      3.646     3.632     3.605      3.553    3.488      3.418      3.341      3.257     3.062    2.77 Yield
            79      100        119       132       142        149      153        155        154        148       129      99 Spread
       -----------------------------------------------------------------------------------------------------------------------
100-16   3.584      3.6      3.593     3.571     3.536      3.472    3.395      3.311      3.218      3.118     2.883   2.534 Yield
            75       96        113       126       135        141      144        144        142        134       111      76 Spread
       -----------------------------------------------------------------------------------------------------------------------
100-20   3.545    3.554       3.54      3.51     3.467      3.392    3.301      3.204      3.096      2.979     2.705   2.298 Yield
            71       91        108       120       128        133      135        133        130        120        93      52 Spread
       -----------------------------------------------------------------------------------------------------------------------
100-24   3.506    3.508      3.487     3.449     3.397      3.312    3.208      3.097      2.974       2.84     2.528   2.064 Yield
            67       87        103       114       121        125      125        123        117        106        75      29 Spread
       -----------------------------------------------------------------------------------------------------------------------
100-28   3.467    3.462      3.434     3.389     3.328      3.231    3.115       2.99      2.852      2.702     2.351   1.829 Yield
            63       82         98       108       114        117      116        112        105         93        57       5 Spread
       -----------------------------------------------------------------------------------------------------------------------

WAL        3.445     2.917     2.511     2.18      1.904     1.628    1.394      1.208      1.054      0.923     0.716   0.538
Principal  Sep04 -   Mar04 -   Dec03 -   Sep03 -   Jul03 -   Jun03 -   May03 -   Apr03 -    Mar03 -    Mar03 -   Feb03 - Jan03 -
Window     Aug07     Aug07     Aug07     Aug07     Aug07     Jan07     May06     Nov05      Jun05      Feb05     Aug04   Feb04

CMT_1YR        1.6

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.